SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement	|_| Soliciting Material Under Rule 14a-12
|_| Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials

TREDEGAR CORPORATION
(Name of Registrant as Specified In Its Charter)

——————————————————————————————
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1100 Boulders Parkway
Richmond, Virginia 23225

Annual Meeting of Shareholders

March 8, 2004

To Our Shareholders:

          We invite you to attend the Annual Meeting of Shareholders to be held at the Jepson Alumni Center of the University of Richmond, 49 Crenshaw Way, Richmond, Virginia, on Thursday, April 29, 2004, at 9:30 a.m., Eastern Daylight Time. A formal notice of the meeting, a proxy statement and a proxy form are enclosed. You are being asked to elect directors and approve the Tredegar Corporation 2004 Equity Incentive Plan.

          Please complete, sign, date and return the enclosed proxy form promptly, regardless of whether you plan to attend the meeting, using the enclosed self-addressed, stamped envelope. You may still vote in person at the meeting, even if you return the proxy.

          We are also pleased to offer you the option to receive future proxy statements and annual reports electronically through the Internet. You can sign up for this service by checking the appropriate box and providing your e-mail address on your proxy card. Receiving these materials through the Internet is not only convenient, but also a cost-effective alternative to printing and mailing. We hope you will take advantage of this service if you have Internet access.

          On behalf of our Board of Directors, I thank you for your continued interest in and support of Tredegar.

Sincerely yours, John D. Gottwald Chairman of the Board

TREDEGAR CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME:	Thursday, April 29, 2004, at 9:30 a.m.

PLACE:	Jepson Alumni Center University of Richmond 49 Crenshaw Way Richmond, Virginia 23173 (see directions on reverse)

ITEMS OF BUSINESS:	1.	To elect one director to serve until the 2006 annual meeting and three directors to serve until the 2007 annual meeting and until their successors are elected;

2.	To approve the Tredegar Corporation 2004 Equity Incentive Plan; and

3.	To conduct any other business properly raised at the annual meeting.

WHO MAY VOTE:	You may vote if you were a shareholder of record on February 20, 2004.

DATE OF MAILING:	This notice and the Proxy Statement are first being mailed to shareholders on or about March 8, 2004.

By Order of the Board of Directors W. Hildebrandt Surgner, Jr., Secretary

PROXY STATEMENT

for

ANNUAL MEETING OF SHAREHOLDERS TREDEGAR CORPORATION

To be held April 29, 2004 Approximate date of mailing—March 8, 2004

VOTING INFORMATION

The Board of Directors (the “Board”) of Tredegar Corporation, a Virginia corporation (“Tredegar”), is soliciting your proxy for the annual meeting of shareholders to be held on Thursday, April 29, 2004. This proxy statement and proxy card contain information about the items you will be voting on at the annual meeting.

Who may vote?

You may vote if you owned shares of Tredegar common stock on February 20, 2004, the date established by the Board for determining shareholders entitled to vote at the annual meeting. On that date, there were 38,288,550 outstanding shares of Tredegar common stock. Each share of Tredegar common stock is entitled to one vote.

What are the proposals shareholders will be voting on at the annual meeting?

You will be voting on the following:

•	The election of four directors;

•	The approval of Tredegar’s 2004 Equity Incentive Plan; and

•	The conduct of any other business properly raised at the annual meeting.

How do I vote my shares?

You may vote your shares as follows:

1.	You may vote in person at the annual meeting. Even if you plan to attend the annual meeting, we encourage you to vote your shares by proxy.

2.	You may vote by mail by completing, signing, dating and returning the enclosed proxy in the self-addressed, stamped envelope provided.

What are my voting choices when voting for director nominees?

In the vote on the election of Tredegar’s director nominees, you may:

1.	vote for all nominees;

2.	vote to withhold votes as to all nominees; or

3.	vote to withhold a vote as to one or more specific nominees.

A nominee is elected to the Board if a plurality of votes cast in the election of directors is cast “for” the nominee. Signing and returning your proxy card will constitute a vote “for” all of the nominees unless your proxy specifies that you are withholding authority to vote for any of the nominees. Any votes withheld and any shares held by brokers or banks in street name for customers who are beneficial owners of those shares that are not voted in the election of directors will not be counted in determining the number of votes cast. In the event that any nominee for director is unavailable for election, the Board may either reduce the number of directors or choose a substitute nominee. If the Board selects a substitute nominee, the shares represented by proxy will be voted for the substitute nominee, unless other instructions are given in the proxy.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” ALL OF THE NOMINEES.

What are my voting choices when voting for the approval of the 2004 Equity Incentive Plan?

In the vote on the approval of Tredegar’s 2004 Equity Incentive Plan (the “2004 Plan”), you may:

1.	vote for the approval of the 2004 Plan;

2.	vote against the approval of the 2004 Plan; or

3.	abstain from voting on the 2004 Plan.

The 2004 Plan must be approved by the holders of a majority of the total votes cast on the 2004 Plan at the annual meeting, provided that the total votes cast on the 2004 Plan represents over 50 percent of the outstanding shares of Tredegar common stock.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE 2004 EQUITY INCENTIVE PLAN.

Will my shares be voted if I do not return my proxy?

If you are a Tredegar shareholder whose stock is registered directly in your name with National City Bank, Tredegar’s transfer agent, your shares will only be voted if National City Bank receives specific voting instructions from you.

If you are a Tredegar shareholder whose stock is held in street name with a brokerage firm, your broker may or may not vote your shares in its discretion if you have not provided voting instructions to the broker. Whether the broker may vote your shares depends on the proposals before the meeting. Under the rules of the New York Stock Exchange, your broker may vote your shares in its discretion on “routine matters.” The election of directors is a routine matter on which brokers will be permitted to vote on behalf of their clients if no voting instructions are furnished.

The rules of the New York Stock Exchange, however, do not permit your broker to vote your shares on proposals that are not considered “routine.” When a proposal is not a routine matter and your broker has not received your voting instructions with respect to that proposal, your broker cannot vote your shares on that proposal. This is called a “broker non-vote.” The proposal relating to the approval of the 2004 Plan is a non-routine matter.

Can I change or revoke my vote?

Anyone giving a proxy may revoke it at any time before it is voted. A proxy can be changed or revoked by voting in person at the annual meeting, delivering another later dated proxy, or notifying Tredegar’s Corporate Secretary in writing that you want to change or revoke your proxy. Attendance at the annual meeting will not itself revoke a proxy. All signed proxies that have not been revoked will be voted at the annual meeting. If your proxy contains any specific instructions, they will be followed.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means you have multiple accounts with our transfer agent, National City Bank. We encourage you to consolidate your accounts in the same name and address whenever possible. Please contact our transfer agent at 1-800-622-6757 for additional information.

What constitutes a quorum for the annual meeting?

A quorum is a majority of the outstanding shares of Tredegar common stock, present in person or represented by proxy at the annual meeting. Abstentions, withheld votes and shares held on record by a broker or its nominee that are voted on any matter at the annual meeting are included in determining the number of shares present. Shares held of record by a broker or its nominee that are not voted on any matter at the annual meeting will not be included in determining whether a quorum is present. A quorum is necessary to conduct business at the annual meeting.

Who pays for the solicitation of proxies?

Tredegar will pay the cost of soliciting proxies and may use employees to solicit proxies by mail, in person or by telephone. The Altman Group, Inc. has been engaged to solicit proxies from brokers, nominees, fiduciaries and other custodians. Tredegar will pay The Altman Group, Inc. $4,500 for its services and will reimburse The Altman Group, Inc. for its out-of-pocket expenses, including mailing, copying, phone calls, faxes and other matters, and will indemnify The Altman Group, Inc. against any losses arising out of that firm’s proxy soliciting services on behalf of Tredegar.

May shareholders ask questions at the annual meeting?

Yes.   At the end of the annual meeting, representatives of Tredegar will answer questions from shareholders.

Will Tredegar’s directors be present at the annual meeting?

Yes.     It is Tredegar’s policy that our directors attend the annual meeting of shareholders.

Is it possible to receive future mailings electronically?

Yes.   If you are interested in receiving future shareholder communications electronically rather than receiving paper copies, please check the appropriate box and provide your e-mail address on your proxy card. When future shareholder communications become available, you will receive an e-mail letting you know that you may access and download documents from Tredegar’s Web site at www.tredegar.com.

ELECTION OF DIRECTORS

          The Board is divided into three classes of directors. Each class of directors serves for three years. The term for each class is staggered so that one class is elected at each annual meeting. Due to a variety of circumstances, the terms of the directors could vary, and the classes of directors may change if a director is elected for less than a three-year term.

          The terms of four of the present directors, Messrs. Donald T. Cowles, Richard W. Goodrum, John D. Gottwald and Thomas G. Slater, Jr., will expire at the 2004 annual meeting. Upon the recommendation of the Nominating and Governance Committee, Mr. Richard W. Goodrum has been nominated by the Board for election at the 2004 annual meeting for a term expiring at the 2006 annual meeting and Messrs. Donald T. Cowles, John D. Gottwald and Thomas G. Slater, Jr., have been nominated by the Board for election at the 2004 annual meeting for terms expiring at the 2007 annual meeting. Should all the nominees be re-elected to the Board of Tredegar, the director classes after the 2004 annual meeting will be as follows:

Class I Terms expiring at 2005 annual meeting	Class II Terms expiring at 2006 annual meeting	Class III Terms expiring at 2007 annual meeting

Phyllis Cothran	Austin Brockenbrough, III	Donald T. Cowles
Floyd D. Gottwald, Jr	Richard W. Goodrum	John D. Gottwald
Norman A. Scher	William M. Gottwald	Thomas G. Slater, Jr.
R. Gregory Williams	Richard L. Morrill

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” ALL OF THE NOMINEES.

TREDEGAR’S BOARD OF DIRECTORS

[Insert Picture]	Austin Brockenbrough, III, 67

Managing Director and President of Lowe, Brockenbrough & Company, Inc., a private investment counseling firm, since 1970. Other directorship: Trustee of The Williamsburg Investment Trust. Director since 1993. Term expires 2006.

5

[Insert Picture]	Phyllis Cothran, 57

Retired, having served previously as President and Chief Operating Officer of Trigon Blue Cross Blue Shield, a health insurance (and related services) company, from November, 1990 until March 31, 1997. Other directorship: Ethyl Corporation, a petroleum additives company. Director since 1993. Term expires 2005.

[Insert Picture]	Donald T. Cowles, 57

Consultant, having served previously as Senior Vice President, Construction and Distribution, of Reynolds Metals Company, an integrated producer of primary aluminum and aluminum products, and President, Reynolds Aluminum Supply Company, the metals distribution business of Reynolds Metals Company, from 1997 to 2001. Term expires 2004.

[Insert Picture]	Richard W. Goodrum, 75

Retired, having served previously as Executive Vice President and Chief Operating Officer of Tredegar from July 10, 1989 until March 31, 1996. Director since 1989. Term expires 2004.

[Insert Picture]	Floyd D. Gottwald, Jr., 81

Vice Chairman of the Board of Albemarle Corporation, a chemicals company (“Albemarle”), since October 1, 2002, having served previously as Chief Executive Officer of Albemarle from March 28, 2001 through September 30, 2002, and Chairman of the Board and Chief Executive Officer of Albemarle from March, 1994 through March 27, 2001. Other directorship: Albemarle. Director since 1989. Term expires 2005.

6

[Insert Picture]	John D. Gottwald, 49

Chairman of the Board of Directors of Tredegar since September 10, 2001, having served previously as President and Chief Executive Officer of Tredegar from July 10, 1989 until September 10, 2001. Other directorship: Albemarle. Director since 1989. Term expires 2004.

[Insert Picture]	William M. Gottwald, 56

Chairman of the Board of Directors of Albemarle since March 28, 2001, having served previously as Vice President, Corporate Strategy, of Albemarle from August, 1996 through March 27, 2001. Other directorship: Albemarle. Director since 1997. Term expires 2006.

[Insert Picture]	Richard L. Morrill, 64

Chancellor and Distinguished University Professor of Ethics and Democratic Values, University of Richmond, since July 1, 1998, having served previously as President of the University of Richmond from 1988 through June 30, 1998. Other directorships: Albemarle and Trustee of The Williamsburg Investment Trust. Director since 1997. Term expires 2006.

[Insert Picture]	Norman A. Scher, 66

President and Chief Executive Officer of Tredegar since September 10, 2001, having served previously as Executive Vice President and Chief Financial Officer of Tredegar from July 10, 1989 until September 10, 2001. Other directorship: DIMON, Incorporated. Director since 1989. Term expires 2005.

7

[Insert Picture]	Thomas G. Slater, Jr., 59 Partner of Hunton & Williams LLP, a law firm, since 1976. Director since 1998. Term expires 2004.

[Insert Picture]	R. Gregory Williams, 52 President of CCA Financial Services, LLC, a technology leasing company, since 1984. Director since 2002. Term expires 2005.

          Messrs. John D. Gottwald and William M. Gottwald are brothers. Both are sons of Mr. Floyd D. Gottwald, Jr. In addition, Mr. Thomas G. Slater, Jr., is married to Mr. John D. Gottwald’s sister-in-law and is a partner of the law firm of Hunton & Williams LLP, which Tredegar engages for legal services on a variety of matters.

          The Board has affirmatively determined that the following members of the Board are independent, as that term is defined under the general independence standards of the New York Stock Exchange listing standards and Tredegar’s Governance Guidelines: Messrs. Austin Brockenbrough, III, Donald T. Cowles, Richard W. Goodrum, Richard L. Morrill, R. Gregory Williams, and Ms. Phyllis Cothran. The Board has adopted, as part of Tredegar’s Governance Guidelines, categorical standards to assist it in making these independence determinations. All of the directors identified as “independent” in this proxy statement meet these categorical standards. A copy of the Governance Guidelines are attached as Appendix A. The Governance Guidelines are also published at Tredegar’s Web site at www.tredegar.com.

COMPENSATION OF DIRECTORS

          Each member of the Board who was not an employee of Tredegar or any of its subsidiaries was paid $1,000 for attendance at each of the Board meetings held through May 31, 2003 and $1,250 for each Board meeting thereafter and for the remainder of 2003. Each director was paid $1,000 for each Board committee meeting attended during 2003, with the exception of the Investment Policy Committee. Each member of the Investment Policy Committee is paid $500 for any meeting attended. No meetings of the Investment Policy Committee were held during 2003. Each chairperson of a Board committee received an additional $250 for attendance at each meeting of his or her committee, with the exception of the Investment Policy Committee. A director who participated in a Board or committee meeting by telephone was paid $250 for each meeting held through May 31, 2003 and $500 for each meeting thereafter and for the remainder of 2003, with the exception of a committee chairperson. Effective June 1, 2003, the chairperson of a Board committee who participated in a committee meeting by telephone received an additional $250 for attendance at each meeting of his or her committee. In addition, during 2003, each director was paid a quarterly fee consisting of $4,000 and one hundred shares of Tredegar common stock. Employee members of the Board are not paid separately for their service on the Board.

Consulting Agreement with Richard W. Goodrum

          Tredegar has a consulting agreement with Richard W. Goodrum, who retired as Executive Vice President and Chief Operating Officer of Tredegar on March 31, 1996. Under the terms of that agreement, Mr. Goodrum continues to serve on Tredegar’s Executive Committee and provides other services to Tredegar. As compensation, Tredegar pays Mr. Goodrum $20,000 annually. The agreement automatically renews for a one-year period on March 31st of each year, unless Mr. Goodrum or Tredegar terminates the agreement at least 30 days before the expiration of the then current term of the agreement.

BOARD MEETINGS

          There were six meetings of the Board held in 2003. Each director attended all six Board meetings. Each director attended all Board committee meetings (of which the director was a member) held in 2003.

          Tredegar’s non-management directors meet regularly in private session. The Board has determined that John D. Gottwald, Chairman, should chair all meetings of non-management directors, as provided in Tredegar’s Governance Guidelines. During these meetings, the chair has the power to lead the meeting, set the agenda and determine the information to be provided. Shareholders and other interested persons may contact the non-management directors (as a group) or the chair (individually) in writing c/o Tredegar Corporation, 1100 Boulders Parkway, Richmond, Virginia, 23225, Attention: Corporate Secretary, or by submitting an e-mail to directors@tredegar.com. All such correspondence will be forwarded to the intended recipients, although Tredegar screens mail for security purposes.

BOARD COMMITTEES

          The following table provides an overview of the membership, responsibilities and number of meetings held in 2003 of all of the committees of the Board. Each of the Audit Committee, Executive Compensation Committee and Nominating and Governance Committee operates under a Charter approved by the Board. These Charters are attached as Appendix B, Appendix C and Appendix D, respectively. The Charters are also available at Tredegar’s Web site, www.tredegar.com. Each of the committees and the Board periodically reviews and, if appropriate, revises the committee Charters to reflect regulatory developments under the Sarbanes-Oxley Act of 2002 and changes to the New York Stock Exchange listing standards.

Committee and Members	Functions*	Number of Meetings

AUDIT: Donald T. Cowles Phyllis Cothran** R. Gregory Williams	Reviews and oversees financial reporting, policies, procedures and internal controls Retains independent auditors Oversees activities of independent auditors Oversees internal audit function Oversees legal and regulatory compliance and adherence to Code of Conduct Receives from and discusses with independent auditors written disclosures as to independence Prepares the audit committee report for inclusion in the annual proxy statement Establishes procedures for complaints received regarding Tredegar’s accounting, internal accounting controls and auditing matters	6

COMPENSATION: Austin Brockenbrough, III** Phyllis Cothran Richard L. Morrill	Approves corporate goals and objectives relevant to CEO compensation and evaluates the CEO’s performance in light of those goals and objectives Determines CEO compensation, including base salary and incentive awards Approves the salaries and incentive awards of executive officers Grants awards under Tredegar’s equity incentive plans (other than the Directors’ Stock Plan) Prepares the compensation committee report on executive compensation for inclusion in the annual proxy statement	3

EXECUTIVE: Richard W. Goodrum John D. Gottwald** Norman A. Scher	Acts on the Board’s behalf pursuant to Tredegar’s By-laws, except as limited by the Virginia Stock Corporation Act, and except with respect to the compensation of executive officers	5

*	See attached Charters for the Audit Committee, the Executive Compensation Committee and the Nominating and Governance Committee for a full description of the related Committee’s responsibilities.

**	Committee Chairperson

10

Committee and Members	Functions*	Number of Meetings

INVESTMENT POLICY: Austin Brockenbrough, III** Richard L. Morrill R. Gregory Williams	Administers Tredegar’s Investment Conflict of Interest Policy	0

NOMINATING AND GOVERNANCE: Austin Brockenbrough, III Donald T. Cowles Richard L. Morrill** R. Gregory Williams	Reviews the size and composition of the Board to ensure a
balance of appropriate skills and characteristics

Develops criteria for director nominees

Recruits new directors, considers director nominees recommended by shareholders and recommends nominees for election as directors, all in accordance with the director selection criteria

Makes recommendations regarding term of office, classification and compensation of directors

Reviews Tredegar’s Code of Conduct, Governance Guidelines and other governance matters, and makes sure policies are properly communicated and consistently enforced

Makes recommendations regarding composition of Board committees

Recommends actions to increase Board’s effectiveness

	Oversees the evaluation of the Board and management	3

*	See attached Charters for the Audit Committee, the Executive Compensation Committee and the Nominating and Governance Committee for a full description of the related Committee’s responsibilities.

**	Committee Chairperson

Audit Committee Matters

          As noted above, Tredegar’s Audit Committee consists of Ms. Phyllis Cothran (Chairperson), and Messrs. Donald T. Cowles and R. Gregory Williams. The functions of the Audit Committee are more fully described under “Report of the Audit Committee” below and in the Audit Committee Charter attached as Appendix B. Upon the recommendation of the Nominating and Governance Committee, the Board has determined that each of Tredegar’s current Audit Committee members are independent, as that term is defined under the enhanced independence standards for audit committee members in the Securities Exchange Act of 1934 and rules thereunder, as amended, as incorporated into the listing standards of the New York Stock Exchange and in accordance with Tredegar’s Audit Committee Charter.

          The Board has determined that Phyllis Cothran and R. Gregory Williams are “audit committee financial experts,” as that term is defined in the rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. The Board has further determined that each of the members of the Audit Committee is financially literate and that, as required by the New York Stock Exchange listing standards, at least one member of the Committee has accounting or related financial management expertise, as such terms are interpreted by the Board in its business judgment.

          The Audit Committee has adopted procedures for pre-approving certain audit and permissible non-audit services provided by the independent auditor. These procedures include reviewing a budget for audit and permissible non-audit services. The budget includes a description of, and a budgeted amount for, particular categories of audit and permissible non-audit services that are recurring in nature and therefore anticipated at the time the budget is submitted. Audit Committee approval is required to exceed the budget amount for a particular category of audit and permissible non-audit services and to engage the independent auditor for any audit and permissible non-audit services not included in the budget. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the Securities and Exchange Commission rules on auditor independence. The Audit Committee may delegate pre-approval authority to the Chairman of the Audit Committee. The Audit Committee periodically monitors the services rendered and actual fees paid to the independent auditors to ensure that such services are within the parameters approved by the Audit Committee.

REPORT OF THE AUDIT COMMITTTEE

          The Audit Committee oversees the quality and integrity of Tredegar’s financial reporting processes and its systems of internal accounting controls. Management is responsible for preparing Tredegar’s financial statements and the independent accountants are responsible for performing an independent audit of those financial statements. The Audit Committee operates under a written charter that has been adopted by Tredegar’s Board of Directors.

          The Audit Committee has met and held discussions with management and PricewaterhouseCoopers LLP (“PwC”), Tredegar’s independent auditors, regarding Tredegar’s audited 2003 consolidated financial statements. Management represented to the Audit Committee that Tredegar’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and PwC.

          The Audit Committee has discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as amended. In addition, the Audit Committee has received the written disclosures from PwC relating to the independence of that firm as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) as may be modified or supplemented, and has discussed with PwC that firm’s independence from Tredegar.

          In reliance upon the Audit Committee’s discussions with management and PwC, and the Audit Committee’s review of the representation of management and the report of PwC to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Tredegar’s Annual Report on Form 10-K for the year ended December 31, 2003 to be filed with the Securities and Exchange Commission.

Audit Committee:

Phyllis Cothran, Chairperson Donald T. Cowles R. Gregory Williams

February 12, 2004

AUDIT FEES

          The following table lists fees billed to Tredegar by its independent auditors, PricewaterhouseCoopers LLP, certified public accountants, for services rendered in fiscal years 2002 and 2003. Certain amounts for fiscal year 2002 have been reclassified to conform to the fiscal year 2003 presentation.

	2002	2003

Audit Fees	$489,071	$462,908
Audit-Related Fees	204,566	30,565
Tax Fees	5,000	18,901
All Other Fees	15,400	1,400

Total Fees	$714,037	$513,774

          Audit Fees include fees billed for services performed to comply with Generally Accepted Auditing Standards (GAAS), including the recurring audit of Tredegar’s consolidated financial statements. This category also includes fees for audits provided in connection with statutory filings or services that generally only the principal auditor reasonably can provide and assistance with and review of documents filed with the Securities and Exchange Commission (“SEC”).

          Audit-Related Fees include fees associated with assurance and related services that are reasonably related to the performance of the audit or review of Tredegar’s financial statements. This category includes fees related to assistance in financial due diligence related to mergers and acquisitions, consultations regarding Generally Accepted Accounting Principles, reviews and evaluations of the impact of new regulatory pronouncements, general assistance with implementation of the new SEC and Sarbanes-Oxley Act of 2002 requirements and audit services not required by statute or regulation.

          Tax Fees primarily include fees associated with tax audits, tax compliance, tax consulting, as well as domestic and international tax planning and assistance. This category also includes tax planning on mergers and acquisitions, restructurings, as well as other services related to tax disclosure and filing requirements.

          All Other Fees include software licensing for online accounting research in both 2003 and 2002. Also, 2002 includes fees related to research regarding European employment law issues.

The Audit Committee has concluded the provision of the non-audit services listed above as “All Other Fees” is compatible with maintaining the auditors’ independence.

CORPORATE GOVERNANCE

Board of Directors

          Tredegar’s Board is currently comprised of eleven directors, six of whom have been determined by the Board to be independent under the corporate governance listing standards of the New York Stock Exchange and Tredegar’s Governance Guidelines (see “Tredegar’s Board of Directors” above). The primary mission of the Board is to represent and protect the interests of Tredegar’s shareholders. Tredegar’s Board has an active Chairman whose duties and responsibilities are separate and distinct from those of the Chief Executive Officer. The responsibilities of the Board’s standing committees are addressed separately in this proxy statement.

          The Board has undertaken and implemented a number of corporate governance initiatives over the past year, as more fully described below.

Code of Conduct

          In 2004, the Board reviewed and adopted modifications to Tredegar’s Code of Conduct. The revised Code of Conduct applies to all of Tredegar’s officers, employees and directors, including its chief executive officer, chief financial officer, chief accounting officer and controller. Tredegar has always conducted its business in accordance with the highest standards of conduct. Full compliance with the letter and spirit of the laws applicable to its businesses is fundamental to Tredegar. Equally important are honesty, integrity and fairness in its business operations and in its dealings with others. Diligently applying these standards makes good business sense and allows Tredegar to earn the trust and respect of its shareholders, employees, customers, suppliers, regulators and the communities in which Tredegar operates. Tredegar has provided employees, customers and suppliers with a number of avenues for the reporting of ethics violations or similar concerns, including an anonymous telephone hotline provided by a third-party vendor. The modified Code of Conduct reflects the foregoing principles.

          Tredegar intends to satisfy the disclosure requirement under Item 10 of Form 8-K relating to amendments to or waivers from any provision of the Code of Conduct applicable to Tredegar’s chief executive officer, chief financial officer, chief accounting officer or controller by posting such information on Tredegar’s Web site at www.tredegar.com.

Governance Guidelines

          The Board has also reviewed and adopted modifications to Tredegar’s Governance Guidelines. These guidelines reflect Tredegar’s long-standing commitment to maintaining high corporate governance standards. Tredegar’s revised Governance Guidelines are attached hereto as Appendix A.

          The Nominating and Governance Committee is responsible for periodically reviewing the Governance Guidelines and the Code of Conduct and for considering and, as necessary, making recommendations on governance issues that should be addressed by the Board.

          Tredegar’s Governance Guidelines, Code of Conduct and the Charters of the Audit, Executive Compensation and Nominating and Governance Committees are available on Tredegar’s Web site at www.tredegar.com. Copies are also available in print to any shareholder upon request by directing the request to Tredegar Corporation, 1100 Boulders Parkway, Richmond, Virginia, 23225, Attention: Corporate Secretary.

STOCK OWNERSHIP

          Below is information on the beneficial ownership of Tredegar common stock by the directors, nominees and the executive officers named in the Summary Compensation Table as of January 30, 2004. The table also shows the beneficial ownership of all directors and executive officers of Tredegar as a group as of January 30, 2004.

Security Ownership of Management

	Number of Shares with Sole Voting and Investment Power		Number of Shares with Shared Voting and Investment Power	Total Number of Shares		Percent of Class(a)
	Outstanding	Options
Directors, Nominees and
Certain Executive Officers(b)
Austin Brockenbrough, III	55,000	900	24,160	80,060	(c)
Phyllis Cothran	18,100	900	—	19,000
Donald T. Cowles	1,300	—	—	1,300
D. Andrew Edwards	6,982	111,500	—	118,482
Richard W. Goodrum	334,961	45,900	—	380,861		1.0%
Floyd D. Gottwald, Jr	3,287,909	900	118,345	3,407,154	(d)	8.9%
John D. Gottwald	1,907,653	230,250	729,333	2,867,236	(e)	7.4%
William M. Gottwald	111,843	900	625,422	738,165	(f)	1.9%
Douglas R. Monk	47,099	128,045	5,400	180,544	(g)
Richard L. Morrill	5,000	900	—	5,900
Norman A. Scher	223,827	244,250	180	468,257		1.2%
Thomas G. Slater, Jr	3,000	900	3,200	7,100	(h)
W. Hildebrandt Surgner, Jr	1,093	—	—	1,093
Nancy M. Taylor	43,634	125,000	—	168,634
R. Gregory Williams	5,000	—	1,100	6,100	(i)
Management All directors, nominees and executive officers as a group (19)(j)(k)	6,086,886	1,021,095	1,512,541	8,607,016	(l)	21.9%

          (a) Unless a specific percentage is noted in this column, each person owns less than 1% of the outstanding shares of Tredegar common stock.

          (b) Some of the shares may be considered to be beneficially owned by more than one person or group listed and are included in the table for each.

          (c) Austin Brockenbrough, III, disclaims beneficial ownership of 24,160 shares of Tredegar common stock.

          (d) Floyd D. Gottwald, Jr., disclaims beneficial ownership of 118,345 shares of Tredegar common stock.

          (e) John D. Gottwald disclaims beneficial ownership of 185,211 shares of Tredegar common stock.

          (f) William M. Gottwald disclaims beneficial ownership of 173,078 shares of Tredegar common stock.

          (g) Douglas R. Monk disclaims beneficial ownership of 5,400 shares of Tredegar common stock.

          (h) Thomas G. Slater, Jr., disclaims beneficial ownership of 3,200 shares of Tredegar common stock.

          (i) R. Gregory Williams disclaims beneficial ownership of 1,100 shares of Tredegar common stock.

          (j) The directors, nominees and executive officers have sole voting and investment power over their shares, except for those listed under the heading “Number of Shares with Shared Voting and Investment Power,” which are held by or jointly with spouses, by children or in partnerships or trusts. Any shares of Tredegar common stock held under Albemarle’s or Tredegar’s benefit plans for any director, nominee or executive officer are included in the number of shares over which that person has sole voting or investment power. Shares held by the trustees of those plans for other employees are not included. See Note (e) to the table “Security Ownership of Certain Beneficial Owners” that follows.

          (k) Two directors share voting and investment power for 13,506 shares. This overlap in beneficial ownership has been eliminated in calculating the number of shares and the percentage of class owned by Management.

          (l) The table does not include some of the shares owned by the adult children of Floyd D. Gottwald, Jr. Floyd D. Gottwald, Jr., and John D. Gottwald may be considered a “group” under Section 13(d) of the Securities Exchange Act of 1934, and the shares owned or attributed to them and their children are reported in the table “Security Ownership of Certain Beneficial Owners” that follows. If all of those shares were included in the table above, the total number of shares held by Management would be 9,508,446 and 24.2% of total shares outstanding.

          Based solely on its review of the copies of the forms prescribed by Section 16(a) of the Securities Exchange Act of 1934, as amended, received by Tredegar, or written representations from certain reporting persons that no Forms 5 were required for those persons, Tredegar believes that all of its Section 16 reporting persons complied with the filing requirements of Section 16(a) as of December 31, 2003, other than Mr. R. Gregory Williams. Mr. Williams incorrectly reported his wife’s holdings as 1,000, rather than the 1,100 she actually held, which he has since reported on a Form 5.

          The table below lists any person (including any “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934) known to Tredegar that beneficially owned more than 5% of the shares of Tredegar’s common stock on January 30, 2004.

Security Ownership of Certain Beneficial Owners

Names and Addresses of Beneficial Owners	Number of Shares		Percent Class
Floyd D. Gottwald, Jr., and John D. Gottwald (a) 330 South Fourth Street Richmond, VA 23217	7,887,125	(b)(c)	20.5%
Bruce C. Gottwald 330 South Fourth Street Richmond, VA 23217	2,287,055	(d)	6.0%

Frank Russell Trust Company, as Trustee for the Tredegar Corporation Retirement Savings Plan 909 A Street Tacoma, WA 98402	3,175,160	(e)	8.3%

          (a) Floyd D. Gottwald, Jr., and John D. Gottwald (the “Gottwalds”), together with members of their immediate families, may be deemed to be a “group” for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, although there is no agreement among them with respect to the acquisition, retention, disposition or voting of Tredegar common stock.

          (b) The Gottwalds, individually or together, have sole voting and investment power over all of the shares of Tredegar common stock disclosed except for 2,466,296 shares held by their respective wives and children, and in trusts, some of which might be deemed to be beneficially owned by the Gottwalds under the rules and regulations of the SEC, but as to which the Gottwalds disclaim beneficial ownership. Shares owned by the adult children of Floyd D. Gottwald, Jr., are included in the group holdings of the Gottwalds.

          (c) This amount includes 236,094 shares of Tredegar common stock owned of record by Frank Russell Trust Company, Tacoma, Washington (the “Trustee”), as trustee of the Tredegar Corporation Retirement Savings Plan (the “Tredegar Savings Plan”), for the benefit of John D. Gottwald. This amount does not include shares held by the Trustee of the Tredegar Savings Plan for the benefit of other employees.

          (d) This amount does not include shares owned by the adult children of Bruce C. Gottwald.

          (e) This amount includes 236,094 shares of Tredegar common stock owned of record by the Trustee of the Tredegar Savings Plan for the benefit of John D. Gottwald. Shares of Tredegar common stock held under the Tredegar Savings Plan are voted by the Trustee according to instructions obtained from employees participating in the plan. If a participating employee does not give the Trustee voting instructions, his or her shares are voted by the Trustee according to the Board’s recommendations to the shareholders (as long as doing so is consistent with the Trustee’s fiduciary duties). Because members of the Gottwald family are directors and the largest shareholders of Tredegar, they may be considered to be “control persons” of Tredegar and to have the ability to control the recommendations of the Board.

COMPENSATION OF EXECUTIVE OFFICERS

Executive Compensation

          This table shows information on compensation paid by Tredegar to the Chief Executive Officer and the four other highest paid executive officers for their services to Tredegar for the fiscal years ended December 31, 2003, 2002 and 2001, respectively.

Summary Compensation Table

Name and Principal Position	Annual Compensation			Long-Term Compensation Awards
	Year	Salary ($)	Bonus ($)	Securities Underlying Options/ SARs (#)	All Other Compensation ($)
Norman A. Scher	2003	426,400	-0-	-0-	39,725	(a)
President and	2002	414,100	-0-	35,000	21,928	(a)
Chief Executive Officer	2001	360,432	-0-	-0-	19,150	(a)

Douglas R. Monk	2003	364,000	-0-	-0-	33,284	(b)
Executive Vice President	2002	353,500	-0-	26,000	18,114	(b)
and Chief Operating Officer	2001	323,792	-0-	-0-	16,558	(b)
W. Hildebrandt Surgner, Jr. (c)	2003	250,000	-0-	-0-	20,000	(d)
Vice President, General Counsel	2002	10,417	25,000	20,000	-0-
and Secretary	2001	-0-	-0-	-0-	-0-

D. Andrew Edwards	2003	229,015	-0-	-0-	21,006	(e)
Vice President, Chief Financial	2002	220,000	-0-	20,000	11,283	(e)
Officer and Treasurer	2001	200,000	-0-	-0-	10,102	(e)
Nancy M. Taylor	2003	228,800	-0-	-0-	21,313	(f)
Vice President	2002	220,000	-0-	20,000	11,267	(f)
	2001	200,000	-0-	-0-	10,087	(f)

          (a)Matching contributions under the Tredegar Corporation Retirement Savings Plan (the “Savings Plan”) ($10,000 for 2003 and 2002 and $8,500 for 2001) and credit under the Savings Plan Benefit Restoration Plan (the “SPBR Plan”) ($12,669 for 2003, $11,928 for 2002 and $10,650 for 2001). Also includes a lump sum pay-for-performance award for 2003 in the amount of $17,056, which payment is in lieu of a base salary increase for 2004.

          (b)Matching contributions under the Savings Plan ($10,000 for 2003 and 2002 and $8,500 for 2001) and credit under the SPBR Plan ($8,724 for 2003, $8,114 for 2002 and $8,058 for 2001). Also includes a lump sum pay-for-performance award for 2003 in the amount of $14,560, which payment is in lieu of a base salary increase for 2004.

          (c) Mr. Surgner was hired on December 16, 2002.

          (d) Matching contribution under the Savings Plan. Also includes a lump sum pay-for-performance award for 2003 in the amount of $10,000, which payment is in lieu of a base salary increase for 2004.

          (e) Matching contributions under the Savings Plan ($10,000 for 2003 and 2002 and $8,500 for 2001) and credit under the SPBR Plan ($1,663 for 2003, $1,283 for 2002 and $1,602 for 2001). Also includes a lump sum pay-for-performance award for 2003 in the amount of $9,343, which payment is in lieu of a base salary increase for 2004.

          (f) Matching contributions under the Savings Plan ($10,000 for 2003 and 2002 and $8,500 for 2001) and credit under the SPBR Plan ($2,161 for 2003, $1,267 for 2002 and $1,587 for 2001). Also includes a lump sum pay-for-performance award for 2003 in the amount of $9,152, which payment is in lieu of a base salary increase for 2004.

Stock Options and SARs

          There were no stock options or SARs granted to any of the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2003.

          The following describes the options exercised by the executive officers named in the Summary Compensation Table during 2003 and the year-end value of all unexercised stock options and SARs held by those executive officers.

Aggregated Option/SAR Exercises
In Last Fiscal Year And FY-End Option/SAR Values

Name	Shares Acquired On Exercise (#)	Value Realized ($)(b)	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options/SARs at Fiscal Year-End ($)(a) Exercisable/ Unexercisable
Norman A. Scher	45,000	457,218	209,250/35,000	574,200/0
Douglas R. Monk	45,000	371,925	104,094/26,000	14,650/0
W. Hildebrandt Surgner, Jr.	-0-	-0-	0/20,000	0/19,400
D. Andrew Edwards	-0-	-0-	91,500/20,000	90,720/0
Nancy M. Taylor	12,500	153,963	116,870/20,000	370,689/0

(a) Based on $15.53, the closing price of Tredegar common stock on December 31, 2003. (b) “Value Realized” should not be interpreted to mean that the shares acquired upon exercise have been sold. 19

Retirement Benefits

          All of the executive officers named in the Summary Compensation Table participate in the Tredegar Corporation Retirement Income Plan (the “Pension Plan”). The Pension Plan’s typical retirement benefit equals 1.1% of the participant’s final average earnings up to his or her Social Security covered compensation, multiplied by his years of pension benefit service, plus 1.5% of final-average earnings (as defined in footnote 3 to the table that follows) in excess of covered compensation, multiplied by his or her years of pension benefit service. There is no deduction for Social Security benefits. Estimated annual benefits under the Pension Plan upon retirement at age 65, determined as of December 31, 2003, to persons with specified earnings and years of pension benefit service are set forth in the table that follows.

          The Internal Revenue Code limits (a) the annual retirement benefit that may be paid under the Pension Plan and (b) the earnings that may be used in computing a benefit. The maximum benefit and earnings limitations are adjusted each year to reflect changes in the cost of living. For 2003, the maximum benefit limitation was $155,491 (based on a five-year certain and life annuity payable at age 65) and the earnings limitation was $200,000.

          Messrs. Scher and Monk also participate in the Tredegar Corporation Retirement Benefit Restoration Plan (the “Restoration Plan”). The Restoration Plan restores benefits that cannot be paid under the Pension Plan due to the Internal Revenue Code maximum benefit limitation, the earnings limitation, or both. The benefit payable under the Restoration Plan is calculated by subtracting the amount that would have been payable under the Pension Plan if not for the Internal Revenue Code limitations and the amount actually payable under the Pension Plan.

Pension Plan Table
(Estimated Annual Benefits Payable at Retirement(a)(b))

Remuneration (Final-Average Earnings)(c)	Years of Service(d)
	10	15	20	25	30	35	40

$125,000	16,991	25,487	33,983	42,478	50,974	59,469	67,965
150,000	20,741	31,112	41,483	51,853	62,224	72,594	82,965
175,000	24,491	36,737	48,983	61,228	73,474	85,719	97,965
200,000	28,241	42,362	56,483	70,603	84,724	98,844	112,965
225,000	31,991	47,987	63,983	79,978	95,974	111,969	127,965
250,000	35,741	53,612	71,483	89,353	107,224	125,094	142,965
300,000	43,241	64,862	86,483	108,103	129,724	151,344	172,965
350,000	50,741	76,112	101,483	126,853	152,224	177,594	202,965
400,000	58,241	87,362	116,483	145,603	174,724	203,844	232,965
450,000	65,741	98,612	131,483	164,353	197,224	230,094	262,965
500,000	73,241	109,862	146,483	183,103	219,724	256,344	292,965

          (a) The estimated benefits assume retirement at age 65 and payment for the lifetime of the participant, with five years of payments guaranteed (the normal form of payment under the Pension Plan and the Restoration Plan). The table assumes reaching age 65 in 2003 and covered compensation of $43,968.

          (b) The estimated benefit set forth in the table was determined using the Internal Revenue Code limitation on earnings that may be used in computing a benefit. The earnings limitation is subject to a transition rule that preserves benefits accrued as of December 31, 1993 based on higher compensation levels. Mr. Scher has an annual accrued benefit of $13,571 under that transition rule.

          (c) Final-average earnings is the average of the highest three consecutive calendar years’ earnings (base earnings plus 50% of incentive bonuses) during the ten consecutive years immediately preceding the date of determination. As of December 31, 2003, the final average earnings under the Pension Plan for each of the executive officers named in the Summary Compensation Table is as follows: Norman A. Scher, $200,000; Douglas R. Monk, $200,000; D. Andrew Edwards, $200,000; and Nancy M. Taylor, $200,000. W. Hildebrandt Surgner, Jr., was hired on December 16, 2002 and therefore does not have three years of compensation needed to compute final average earnings. As of December 31, 2003, the final average earnings considered under the Restoration Plan for Messrs. Scher and Monk was $400,311 and $347,097, respectively.

          (d) The years of pension benefit service for each of the executive officers named in the Summary Compensation Table are: Norman A. Scher, 14; Douglas R. Monk, 28; W. Hildebrandt Surgner, Jr., 1; D. Andrew Edwards, 11; and Nancy M. Taylor, 12.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

          Tredegar’s Executive Compensation Committee (the “Committee”) is comprised of three directors, each of whom the Board has determined is independent within the meaning of the current New York Stock Exchange listing standards and the Governance Guidelines. No Committee member is a current or former employee of Tredegar or any of its subsidiaries. The Committee’s role is to review and approve practices and policies related to compensation primarily for executive officers, including those officers listed in this proxy statement.

Compensation Philosophy

          The Committee’s philosophy is that executive compensation plans should be designed and administered to motivate and retain highly qualified executives. Base salaries are maintained at competitive market levels, and any incentives are linked closely to financial performance and enhanced shareholder value. Tredegar maintains a strong pay-for-performance culture, where a significant portion of executive compensation is linked to performance. This emphasis on at-risk compensation supports Tredegar’s goal to control fixed costs, which is critical to the Company’s continued success. In 2003, the Company’s executive compensation program consisted of the core elements described below.

Base Salaries

          In determining base salaries, Tredegar identifies a reasonable range around the median for comparable executive positions in a comparison group of companies. Officer salaries are generally set within this range based on individual performance and experience. Annual salary increases are determined based on a variety of factors including average increases in comparison companies, individual performance, competitiveness of the officer’s salary, Tredegar’s financial condition and operating results, and other variable components of compensation.

          The comparison group for compensation is not the same as the published industry index that appears in the performance graph of this proxy statement, because index companies are not necessarily direct competitors for executive talent. Comparison companies are chosen, and information on pay evaluated, with the assistance of independent consultants.

          As disclosed in the Summary Compensation Table, the executive officers of the Company named therein received a lump-sum payment in March 2004, in each case equal to 4% of salary. Each of these payments was made in lieu of any base salary increase for 2004.

Annual Incentives

          Although incentive awards for corporate executives are discretionary, the incentive portion of compensation is tied to the overall financial performance and financial condition of the organization. Division executives’ incentives are determined by actual performance versus pre-established division-specific goals. Economic Profit Added (EPA) is the threshold measure for any incentive payment to the division executives.

          For 2003, no executive officer received an annual incentive payment.

Long-Term Incentives

          Long-term incentives are considered an important part of compensation at Tredegar. Through stock options and other forms of equity-based incentives, employee and shareholder interests are more closely tied. As of January 30, 2004, 1,091 employees held stock options.

          In 2003, Tredegar had one stock incentive plan, its Amended and Restated Incentive Plan (the “SIP”), available for awards to executive officers and other employees and individuals providing valuable services to Tredegar or its subsidiaries. Consistent with the objective of closely aligning executives’ interests with those of Tredegar shareholders, the SIP enables the Committee to grant stock options and shares of restricted stock. The Committee determines the terms and conditions of any options or restricted stock granted. Each year the Committee considers granting awards under the SIP. In 2003, 15,000 options were granted under the SIP, of which 10,000 options were awarded to executive officers who are not named in the Summary Compensation Table. There were no restricted stock awards in 2003. As of January 30, 2004, 642,625 shares remain available for future grant under the SIP.

          In order to further align executive and shareholder interests, Tredegar intends to make several important enhancements to its long-term incentive program in 2004. First, the Company intends to grant restricted stock instead of stock options to key executives. The restricted stock awards will have performance-accelerated vesting provisions tied to the Company’s EPA improvement. The Committee believes that the structure of these awards provides the best balance of performance and retention incentives for senior executives. Second, a share retention policy is being adopted for select executives that will require 50% of all net shares received from compensatory arrangements to be held by the executive until the earliest of (a) three years from the date the shares are acquired, (b) termination of employment, or (c) normal retirement. This policy lengthens the relevant performance horizon for executive rewards and minimizes any potential short-term gains associated with market timing. Finally, and subject to shareholder approval at the annual meeting, the Company is adopting a new 2004 Equity Incentive Plan (the “2004 Plan”). The 2004 Plan is intended to replace the SIP. If approved, the 2004 Plan will reserve 2,000,000 shares for use by the Committee in providing equity-based long-term incentive awards to executive officers, employees, and other individuals providing valuable services to Tredegar or its subsidiaries, and Tredegar will make no further awards under the SIP. To recognize the different economic impact of certain option awards and non-option awards, no more than 600,000 shares (30% of the shares reserved) may be granted under the 2004 Plan in the form of non-option awards.

CEO Compensation

          Mr. Scher’s 2003 annual base salary was unchanged from his base salary as in effect at the end of 2002, remaining at $426,400. This salary is below the average market pricing for the comparison group. Similar to other corporate officers, Mr. Scher did not receive an annual incentive award for 2003. As disclosed in the Summary Compensation Table, Mr. Scher received a lump-sum payment for 2003 of $17,056, such payment being in lieu of any base salary increase for 2004. In determining Mr. Scher’s salary, the Committee considers the factors described under “Base Salaries” above as well as other corporate goals and objectives and Mr. Scher’s performance against those goals and objectives. Considerations in this regard include the Company’s performance in areas such as financial and operational results, development and implementation of strategy, and financial planning and controls. Mr. Scher received no stock options or other equity-based compensation in 2003.

Corporate Tax Considerations

          The Internal Revenue Code disallows corporate tax deductions for executive compensation in excess of $1 million for “proxy table” executives. Internal Revenue Code Section 162(m) allows certain exemptions to the deduction cap, including pay programs that depend on formulas and, therefore, are “performance-based” rather than discretionary.

          While significant parts of Tredegar’s compensation program are discretionary, the Company is not currently in danger of losing deductions under Code Section 162(m). The Committee will carefully review any compensation plan or action that would result in the disallowance of compensation deductions. The Committee will consider a variety of factors, including the amount of any deductions that may be lost.

Executive Compensation Committee:

Austin Brockenbrough, III, Chairman Phyllis Cothran Richard L. Morrill

February 4, 2004 23

EQUITY COMPENSATION PLAN TABLE

The following table summarizes information with respect to equity compensation plans under which equity securities are authorized for issuance, as of December 31, 2003.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	2,722,610	$21.39	642,625

Equity compensation plans not approved by security holders	—	—	—

Total	2,722,610	$21.39	642,625

APPROVAL OF 2004 EQUITY INCENTIVE PLAN

          Tredegar currently has in effect the Amended and Restated Incentive Plan (the “SIP”) under which 1,843,325 shares may be issued upon the grant of stock options and stock awards. This plan was approved by Tredegar’s shareholders on May 20, 1999. As of February 5, 2004, 642,625 shares remained available for grant under the SIP.

          The Board proposes that the shareholders approve the 2004 Equity Incentive Plan (the “2004 Plan”), which was unanimously adopted by the Board on February 18, 2004, subject to the approval of shareholders. The 2004 Plan permits the grant of options, stock appreciation rights (“SARs”), stock and stock unit awards and incentive awards. Upon shareholder approval of the 2004 Plan, there will be no further awards made under the Amended and Restated Incentive Plan.

          The Board believes that the 2004 Plan will benefit Tredegar by (i) assisting in recruiting and retaining the services of individuals with high ability and initiative, (ii) providing greater incentives for employees and other individuals who provide valuable services to Tredegar and its subsidiaries and (iii) associating the interests of those persons with those of Tredegar and its shareholders. The more significant features of the 2004 Plan are summarized below.

          The following summary of the material features of the 2004 Plan is qualified in its entirety by reference to the 2004 Plan, a copy of which is attached as an annex to the electronic copy of this proxy statement filed with the Securities and Exchange Commission and may be accessed from the Securities and Exchange Commission’s Web site at www.sec.gov.

Administration

          The 2004 Plan will be administered by the Executive Compensation Committee of the Board (the “Committee”). The Committee will have the authority to select the individuals who will participate in the 2004 Plan (“Participants”) and to make awards upon such terms (not inconsistent with the terms of the 2004 Plan) as the Committee considers appropriate. The Committee will have complete authority to interpret the provisions of the 2004 Plan, to prescribe the form of agreements evidencing awards and to make all determinations necessary or advisable for the administration of the 2004 Plan.

          The Committee may delegate its authority to administer the 2004 Plan to the Executive Committee of the Board or to an officer of Tredegar. The Committee may not delegate its authority, however, with respect to individuals who are subject to Section 16 of the Securities Exchange Act of 1934. This summary uses the term “Administrator” to refer to the Committee and any delegate of the Committee.

Eligibility

          Any employee of Tredegar, any employee of any of its affiliates and any person who provides services to Tredegar or an affiliate (including members of the Board) are eligible to participate in the 2004 Plan if the Administrator determines that the individual has contributed significantly or can be expected to contribute significantly to the profits or growth of Tredegar or one of its affiliates. Tredegar is not able to estimate the number of individuals who may be selected by the Administrator to participate in the 2004 Plan or the type or size of awards that the Administrator will approve.

Awards

          Options. Options granted under the 2004 Plan may be incentive stock options (“ISOs”) or nonqualified stock options. A stock option entitles the holder to purchase shares of common stock from Tredegar at the option price. The option price will be fixed by the Administrator on the date the option is granted, but the price cannot be less than the shares’ fair market value on the date of grant. Except for adjustments related to stock dividends, stock splits, etc. (as described below), the exercise price of an outstanding option may not be reduced without shareholder approval. The option will be exercisable at the times and subject to the conditions prescribed by the Administrator. The option price may be paid in cash or, if permitted by the terms of the option agreement, by the surrender of common stock that the Participant has held for at least six months. The option term will be set by the Administrator but it cannot exceed ten years. The 2004 Plan provides that no Participant may be granted options in any calendar year for more than 450,000 shares.

          SARs. The 2004 Plan also permits the grant of SARs. A stock appreciation right or SAR generally entitles the holder to receive a payment equal to the excess, if any, of the fair market value of the common stock on the date of exercise over the fair market value of the common stock on the date of grant. The amount payable upon the exercise of an SAR may be settled in cash, with shares of common stock or a combination of cash and common stock as the Administrator determines in its discretion. SARs may be exercised at such times and subject to such conditions as the Administrator may establish. The maximum term of an SAR is ten years. SARs may be granted alone or in conjunction with an option (in which case the exercise of the option reduces the number of shares that remain subject to the SAR and vice versa). The 2004 Plan provides that no Participant may be granted SARs in any calendar year for more than 450,000 shares.

          Stock Awards and Stock Units. The 2004 Plan permits the grant of stock awards and the grant of stock units. A “Stock Award” is an award of common stock. A “Stock Unit” is an award that allows the Participant to earn a benefit based on the fair market value of a share of common stock. Stock Awards and Stock Units may be nontransferable or subject to forfeiture or both unless and until conditions prescribed by the Administrator are satisfied. The conditions may include, for example, a requirement that the Participant complete a stated period of service or that certain performance objectives be achieved. The objectives may be based on performance goals that are stated with reference to the performance criteria described below. A Stock Award or Stock Unit that is not immediately vested and transferable will be restricted for a period of at least three years (or one year if the award is subject to objectives stated with reference to the performance criteria described below). The 2004 Plan provides that no Participant may receive Stock Awards or Stock Units in any calendar year covering more than 75,000 shares.

          Incentive Awards. Incentive awards also may be granted under the 2004 Plan. An “Incentive Award” is an opportunity to earn a cash payment upon the achievement of stated performance objectives. The performance objectives will be stated with reference to the performance criteria described below. The 2004 Plan provides that no Participant may receive an Incentive Award payment in any calendar year that exceeds the lesser of (i) 75% of the Participant’s base salary (prior to any salary reduction or deferral election) as of the date of grant of the Incentive Award or (ii) $250,000.

          Performance Criteria. The Administrator may prescribe that Stock Awards and Stock Units will become vested only upon the satisfaction of performance objectives. As noted above, Incentive Awards may be earned only upon the satisfaction of performance objectives. The 2004 Plan provides that the performance objectives may be stated with reference to the fair market value of the common stock or on Tredegar’s, a subsidiary’s or an operating unit’s economic profit added, return on equity, earnings per share, total earnings, earnings growth, return on capital or return on assets.

Transferability

          Awards under the 2004 Plan generally are nontransferable other than by will or the laws of descent and distribution. The Administrator may grant options (other than ISOs) that are transferable during the Participant’s lifetime to members of the Participant’s immediate family and trusts or partnerships of which those individuals are the only beneficiaries or partners.

Change in Control

          The 2004 Plan provides that all outstanding options and SARs will be exercisable and all outstanding Stock Awards, Stock Units and Incentive Awards will be earned if there is a Change in Control of Tredegar. The 2004 Plan generally provides that a Change in Control occurs if a person (or a group of persons) becomes the owner of 50% or more of Tredegar’s voting securities, if there is a substantial change in the composition of the Board, if there is a business combination in which Tredegar’s shareholders own 80% or less of the surviving entity or if the shareholders approve a liquidation or dissolution of Tredegar or the sale of all or substantially all of Tredegar’s assets.

Share Authorization

          A maximum of 2,000,000 shares may be issued under the 2004 Plan, but no more than 600,000 shares may be issued as Stock Awards or in settlement of Stock Units. The 2004 Plan also provides that the aggregate share authorization will be increased by shares subject to awards and awards granted under the “Prior Plans” that are terminated, forfeited or otherwise expire without the issuance of the full number of shares subject to the awards. For this purpose the term “Prior Plan” means our 1989 Incentive Stock Option Plan, 1992 Omnibus Stock Incentive Plan, 1996 Incentive Plan and the Amended and Restated Incentive Plan.

          The share authorization, the terms of outstanding awards and the individual grant limitations will be adjusted as the Administrator determines is appropriate if we have a stock split, stock dividend, combination, reclassification of shares or similar change in our capitalization.

Amendment and Termination

          The Board may terminate or suspend the 2004 Plan, in whole or in part, at any time. The Board also may amend the 2004 Plan, but the amendment must be approved by shareholders if the amendment (i) increases the number of shares that may be issued under the 2004 Plan or the per individual limitation on awards, (ii) changes the requirements for participation in the 2004 Plan or (iii) modifies the 2004 Plan in any other way that would require shareholder approval under any applicable regulatory requirement, including the rules of the New York Stock Exchange.

          No awards may be granted under the 2004 Plan after February 18, 2014. Awards made before that date (or before the earlier termination of the 2004 Plan) will remain valid in accordance with their terms. No amendment of the 2004 Plan will adversely affect a Participant’s rights without the Participant’s consent.

Federal Tax Consequences

          Counsel advised us regarding the federal income tax consequences of the 2004 Plan. No income is recognized by a Participant at the time an option or SAR is granted. If the option is an ISO, no income will be recognized upon the Participant’s exercise of the option. Income is recognized by a Participant when he disposes of shares acquired under an ISO. The exercise of a nonqualified stock option or SAR generally is a taxable event that requires the Participant to recognize, as ordinary income, the difference between the shares’ fair market value and the option price or the amount paid in settlement of the SAR.

          Income is recognized on account of the grant of a Stock Award when the shares first become transferable or are no longer subject to a substantial risk of forfeiture. At that time the Participant recognizes income equal to the fair market value of the common stock.

          No income is recognized upon the grant of Stock Units or an Incentive Award. Income will be recognized on the date that payment is made under the Stock Units or Incentive Award.

          The employer (either Tredegar or a subsidiary) will be entitled to claim a federal income tax deduction on account of the exercise of a nonqualified stock option or SAR or the vesting of a Stock Award or the settlement of Stock Units or an Incentive Award. The amount of the deduction is equal to the ordinary income recognized by the Participant. The employer will not be entitled to a federal income tax deduction on account of the grant or the exercise of an ISO. The employer may claim a federal income tax deduction on account of certain dispositions of ISO stock.

Vote Required

          The 2004 Plan must be approved by the holders of a majority of the total votes cast on the 2004 Plan at the annual meeting, provided that the total votes cast on the 2004 Plan represents over 50 percent of the outstanding shares of Tredegar common stock. For these purposes, under the rules of the New York Stock Exchange, abstentions are counted as votes cast, and broker non-votes are not counted as votes cast. Thus, broker non-votes will have no effect on the proposal to approve the 2004 Plan, provided that the total votes cast on the proposal to approve the 2004 Plan represents over 50 percent of the outstanding shares of Tredegar common stock.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE 2004 PLAN.

COMPARATIVE COMPANY PERFORMANCE

          The following graph compares cumulative total shareholder returns for Tredegar, the Russell 2000 Index and the S&P SmallCap 600 Stock Index (an index comprised of companies with market capitalizations similar to Tredegar’s market capitalization) since December 31, 1998. The comparison assumes $100 was invested on December 31, 1998, with dividends reinvested.

	Fiscal Year Ended December 31
	1998	1999	2000	2001	2002	2003

TREDEGAR	100	93	79	86	69	72
S&P SMALLCAP 600	100	112	126	134	114	159
RUSSELL 2000	100	121	118	121	96	141

DIRECTOR NOMINATING PROCESS AND SHAREHOLDER PROPOSALS

The Nominating and Governance Committee

          Tredegar has a Nominating and Governance Committee, the Charter of which describes the Committee’s responsibilities, including identifying, recruiting and recommending director candidates for nomination by our Board. Our Governance Guidelines also contain important information concerning the responsibilities of the Nominating and Governance Committee with respect to identifying and evaluating the director candidates. The Nominating and Governance Committee Charter is attached as Appendix D of this proxy statement and the Governance Guidelines are attached as Appendix A of this proxy statement. Both documents are also published on Tredegar’s Web site at www.tredegar.com.

          All members of the Nominating and Governance Committee are independent, as defined under the general independence standards of the New York Stock Exchange listing standards. Furthermore, the Governance Guidelines require that all members of the Committee be independent.

Nominating and Governance Committee Process for Identifying and Evaluating Director Candidates

          The Nominating and Governance Committee evaluates all director candidates in accordance with the director qualification standards described in the Governance Guidelines. The Nominating and Governance Committee evaluates all candidates’ qualifications to serve as a member of the Board based on the skills and characteristics of individual Board members as well as the composition of the Board as a whole. In addition, the Nominating and Governance Committee will evaluate a candidate’s independence, diversity, age, skills and experience in the context of the Board’s needs.

Director Candidate Recommendations and Nominations by Shareholders

        The Nominating and Governance Committee’s Charter provides that the Nominating and Governance Committee will consider director candidate recommendations by shareholders. Shareholders should submit any such recommendations for the Nominating and Governance Committee through the method described under “Communications with the Board of Directors” below.

          In addition, any shareholder of record entitled to vote for the election of directors at the applicable meeting of shareholders may nominate persons for election to the Board so long as such shareholder complies with the requirements set forth in the applicable provisions of our amended and restated By-laws and summarized in “Shareholders’ Proposals” below.

Sources for New Nominees

          Messrs. Donald T. Cowles, Richard W. Goodrum, John D. Gottwald and Thomas G. Slater, Jr., are directors standing for re-election. Tredegar did not utilize any third party search firms to assist in identifying potential director candidates during 2003.

          Our Nominating and Governance Committee did not receive any recommendations of director candidates from any shareholder or group of shareholders during 2003.

Communications with the Board of Directors

          The Board unanimously has approved a process for shareholders to send communications to the Board and individual directors. Shareholders can communicate in writing to the Board and, if applicable, any Board Committee or specified individual directors by either mailing communications c/o Tredegar Corporation, 1100 Boulders Parkway, Richmond, Virginia, 23225, Attention: Corporate Secretary, or by sending an e-mail to the following address: directors@tredegar.com. As noted elsewhere in this proxy, shareholders may use these same means to communicate with non-management directors, individually or as a group. Communications will be forwarded to the intended recipient(s), although Tredegar screens mail for security purposes.

Director Attendance at Annual Meeting of Shareholders

          Our policy is that directors attend the annual meeting of shareholders. All of our directors attended the 2003 annual meeting of shareholders.

_________________

SHAREHOLDERS’ PROPOSALS

          The regulations of the Securities and Exchange Commission require any shareholder wishing to make a proposal to be acted upon at the 2005 annual meeting of shareholders to present the proposal to Tredegar at our principal office in Richmond, Virginia, no later than October 29, 2004. We will consider written proposals received by that date for inclusion in our proxy statement in accordance with regulations governing the solicitation of proxies.

          Article I, Section 8 of our amended and restated By-laws also require any shareholder wishing to make a proposal to be acted on at an annual meeting to give written notice to the Corporate Secretary of Tredegar no later than 90 days before the meeting. The notice must contain:

•	a brief description of the business to be brought before the annual meeting (including the specific proposal to be presented) and the reasons for addressing it at the annual meeting,

•	the name, record address, and class and number of shares beneficially owned by the shareholder proposing such business, and

•	any material interest of the shareholder in such business.

          In addition, Section 5 of Article II of our amended and restated By-laws allows any shareholder entitled to vote in the election of directors generally to nominate one or more persons for election as directors at a meeting only if written notice of such shareholder’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Corporate Secretary of Tredegar not later than:

•	90 days in advance of an annual meeting, or

•	with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the seventh day following the date on which notice of a special meeting of shareholders is first given to shareholders.

Each notice shall set forth:

•	As to the shareholder giving the notice:

•	the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated,

•	a representation that the shareholder is a holder of record of Tredegar stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and

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•	a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder.

•	As to each person whom the shareholder proposes to nominate for election as a director:

•	the name and address of the person or persons to be nominated,

•	such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the SEC’s proxy rules, had the nominee been nominated, or intended to be nominated, by the Board, and

•	the consent of each nominee to serve as a director if so elected.

In order for a shareholder to bring other business before a shareholders meeting, we must receive timely notice within the time limits described above. Such notice must include:

•	the information described above with respect to the shareholder proposing such business,

•	a brief description of the business desired to be brought before the annual meeting, including the complete text of any resolutions to be presented at the annual meeting, and the reasons for conducting such business at the annual meeting, and

•	any material interest of such shareholder in such business.

          These requirements are separate from the requirements of the Securities and Exchange Commission that a shareholder must meet to have a proposal included in our proxy statement.

          The amended and restated By-laws are available on our Web site at www.tredegar.com. We will also furnish any shareholder a copy of our amended and restated By-laws without charge upon written request to the Corporate Secretary. We filed a copy of our amended and restated By-laws as Exhibit 3 to our Quarterly Report on Form 10-Q, for the quarter ended June 30, 2003, and is available at the Securities and Exchange Commission Web site (www.sec.gov).

ANNUAL REPORT ON FORM 10-K

          Tredegar will provide without charge to each person to whom this proxy statement has been delivered, on the written request of any such person, a copy of Tredegar’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, including the financial statements and financial statement schedules. Requests should be directed to Tredegar Corporation, 1100 Boulders Parkway, Richmond, Virginia, 23225, Attention: Corporate Secretary. A list of exhibits to the Form 10-K, showing the cost of each, will be delivered with the copy of the Form 10-K. Any of the exhibits will be provided upon payment of the charge noted on the list.

BENEFICIAL OWNERS

          Institutions that hold shares in street name for two or more beneficial owners with the same address are permitted to deliver a single proxy statement and annual report to that address. Any such beneficial owner may request a separate copy of this proxy statement or the Annual Report on Form 10-K by contacting Tredegar’s Corporate Secretary at 1100 Boulders Parkway, Richmond, Virginia, 23225.

OTHER MATTERS

          The Board is not aware of any matters to be presented for action at the annual meeting of shareholders other than as described in this proxy statement. However, if any other matters are properly raised at the annual meeting or in any adjournment of the annual meeting, the person or persons voting the proxies will vote them in accordance with their best judgment.

By Order of the Board of Directors W. Hildebrandt Surgner, Jr., Secretary

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Appendix A

TREDEGAR CORPORATION

Governance Guidelines

I.	Board of Directors; Chairman

          Tredegar’s Directors are elected by its shareholders to oversee management and to act in the best interest of Tredegar and its shareholders. Tredegar’s Board of Directors has an active Chairman who is not part of Tredegar’s management and whose duties and responsibilities are separate and distinct from those of Tredegar’s Chief Executive Officer. The Chairman’s responsibility is to Tredegar’s shareholders and the Board of Directors.

II.	Ethical Business Principles

•	Integrity and ethical behavior are core values of Tredegar Corporation. Tredegar’s Board, officers and employees shall reflect such principles in the conduct of business. The Board is responsible for providing the best example of these values and should reinforce their importance at appropriate times.

•	The Nominating and Governance Committee should periodically review Tredegar’s Code of Conduct and its Conflict of Interest Policy and the Investment Conflict of Interest Policy. The Committee is responsible for evaluating the adequacy of those policies in addressing situations in which business opportunities arise that may potentially give the appearance of impropriety. The Committee should have management (CEO) confirm periodically that employees are made aware of these policies and that the policies are enforced.

III.	Board Composition/Qualifications

•	In determining Board size, directors should consider the nature, size and complexity of Tredegar’s operations and the cohesiveness and effectiveness of the Board.

•	The Board should exhibit a diversity of backgrounds and expertise. This diversity should be emphasized in the recruitment of new directors.

•	A majority of the Board of Directors shall be persons who are considered independent under the NYSE independence standards. To be considered independent under these standards, the Board of Directors must determine that a director does not have a material relationship (direct or indirect) with Tredegar. The Independence Determination Guidelines attached to these guidelines as Appendix 1 have been established to assist the Board of Directors in making these independence determinations.

IV.	Board Meetings and Attendance; Private Sessions

•	There shall be a minimum of four Board meetings per year.

•	Meeting agendas are set by the Chairman and the Chief Executive Officer and distributed prior to meetings. Board members may request that items be added to agendas.

•	Board meeting materials are distributed to Board members sufficiently in advance of meetings to allow for thorough prior review.

•	Attendance

-	Directors are expected to attend all Board and Committee meetings

-	Attendance that falls below 75% should be discussed with the Chairman to determine if excessive time conflicts are likely to continue

•	The non-management members of the Board meet in private session (i.e., without any member of management present) at each regular meeting of the Board. The chair at these sessions shall be the Chairman.

•	The independent members of the Board shall meet annually in private session (i.e., without any member of management or any non-independent director present). The chair at these sessions shall rotate among the Chairmen of the Nominating and Governance, Audit and Executive Compensation Committees, in that order.

•	The non-management members of the Board shall provide for a process for shareholders to communicate directly to the Board and individual Board members.

V.	Committees

•	Current Committees of the Board are the Audit Committee, the Nominating and Governance Committee, the Executive Compensation Committee, the Executive Committee and the Investment Policy Committee. The Board may, from time-to-time, create other committees.

•	Upon the recommendation of the Nominating and Governance Committee, the Board appoints annually the chair and members of each committee.

•	There are no limits on terms for service on standing Committees; the Board may replace Committee members as appropriate.

VI.	Responsibilities of the Board of Directors

In addition to general oversight of management as part of its statutory responsibility to direct the management of the business and affairs of Tredegar, the Board of Directors is responsible for performing the following functions:

•	Approve major corporate decisions and oversee, develop and implement broad corporate policies.

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•	Monitor and assess performance and ask appropriate questions of management to address accountability with established goals.

•	Stay well-informed regarding Tredegar businesses; management is responsible for providing accurate information to Board members, who should carefully review that information in advance of Board meetings.

•	Partner with the CEO on strategic issues by coaching, advising and consulting.

•	Be willing to be proactive in crisis situations.

•	Understand, review and monitor Tredegar’s strategic plans and the implementation thereof.

•	Review and approve major capital allocation recommendations of management.

-	The Executive Committee has approval authority for capital projects that exhibit clear business merits and do not represent a material financial commitment.

•	Through the Audit Committee, oversee the quality and integrity of Tredegar’s (i) accounting, reporting, and financial control practices and (ii) Tredegar’s legal compliance programs and procedures.

•	Select, evaluate, terminate and, through the Executive Compensation Committee, set the compensation of the CEO.

•	Appoint or approve the appointment of, and through the Executive Compensation Committee, approve the compensation of, other officers.

•	Establish and maintain proper corporate governance practices, which includes an annual review of these Governance Guidelines by the Nominating and Governance Committee, the consideration by such Committee of other corporate governance issues and related matters, and any resulting recommendation by such Committee as to the governance issues that should be reviewed by the Board of Directors.

•	Through the Nominating and Governance Committee, recruit effective new Board members.

VII.	Director Compensation/Stock Ownership

•	Board members should be encouraged to own Tredegar stock. Directors are expected to comply with Tredegar’s stock ownership reporting and trading guidelines.

•	A meaningful portion of director compensation should be in the form of Tredegar stock in order to align the interests of directors with the long-term interests of Tredegar’s shareholders. Consequently, non-management directors receive reasonable and customary compensation in the form of an annual retainer consisting of cash and Tredegar stock. These directors are also paid reasonable and customary meeting fees for attendance at Board and Committee meetings. The annual retainer is paid quarterly or as otherwise determined by the Nominating and Governance Committee; meeting fees are paid subsequent to the meetings.

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VIII.	Board Performance Review

•	At each meeting during private session, Board members are encouraged to comment upon the Board’s performance during the meeting and offer suggestions on how the Board may further enhance its effectiveness at future meetings.

•	A group consisting of the Chairman of the Nominating and Governance Committee, the Chairman of the Board and the CEO shall conduct an annual performance evaluation of the Board and its individual members. The Chairman of the Nominating and Governance Committee shall report to the Board the conclusions of the annual evaluation at the regular Board meeting immediately following completion of the evaluation.

IX.	Access to Management and Advisors

•	Board members should have access to management at all times. As necessary and appropriate to consider particular matters, the Board and its Committees have the right to retain independent financial, legal and other advisors.

X.	Continuing Education/Orientation

•	Board members must be knowledgeable about Tredegar’s businesses, the duties and responsibilities of directors of publicly traded companies and general governance principles.

•	Continuing education opportunities shall include presentations on Tredegar’s businesses at Board meetings, periodic site visits, full access to management and other similar opportunities.

•	New Board members shall receive an appropriate orientation introducing them to Tredegar’s businesses, the functions of the Board, the duties and responsibilities of directors of publicly traded companies and general governance principles.

•	Board members are encouraged to attend conferences and other continuing education programs designed for directors of publicly traded companies.

XI.	CEO Performance Review

•	During the private session of each regular Board meeting, the Chairman shall solicit from the Board comments and/or issues concerning CEO performance (among other matters). After each meeting, the Chairman shall review with the CEO the comments and issues raised by Board members during private session.

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•	Written communication will be provided to the CEO upon the request of the Board.

XII.	CEO Succession

•	The CEO succession planning process should include a regular (minimum of two times per year) Board review, and assessment of potential successors, of at least the top three internal candidates. This review should contemplate both emergencies and CEO normal retirement. For each candidate, the review should include each of the following:

-	Readiness and potential

-	Demonstrated skills and competencies

-	Needed experience and training to fill gaps

-	Independent assessment information

-	Summary of any recent 360 review

-	Plan for adequate exposure to Board

-	Organization’s response to leadership

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Appendix 1 Independence Determination Guidelines A director shall not be independent if, within the preceding three years, he or she satisfies any one or more of the following criteria:

1.	The director was employed by Tredegar or an immediate family member of the director was employed by Tredegar as an executive officer.

2.	The director, or an immediate family member of the director serving as an executive officer, received more than $100,000 per year in direct compensation from Tredegar (excluding director fees and pension/other deferred compensation for prior service that is not contingent in any way on continued service).

3.	The director was affiliated with or employed by Tredegar’s present or former internal or external auditor or an immediate family member of the director was affiliated with or employed by Tredegar’s present or former internal or external auditor in a professional capacity.

4.	The director or an immediate family member of the director was employed as an executive officer of a company where any of Tredegar’s present executives serve on that company’s compensation committee.

5.	The director was employed by (or has an immediate family member employed as an executive officer by) a company that makes payments to, or receives payments from, Tredegar for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues (as reported for the last completed fiscal year).

The Board shall also consider a director’s charitable relationships. A director who is an officer, director, or trustee of a charitable or non-profit organization shall not be considered to have a material relationship with Tredegar that impairs the director’s independence so long as Tredegar’s contributions to the entity (excluding amounts contributed by Tredegar under its employee matching gift program) are less than $100,000 or 2% of such entity’s consolidated gross revenues as reported for the last completed fiscal year (whichever is greater).

References to “Tredegar” include Tredegar and any of its subsidiaries.

Appendix B

TREDEGAR CORPORATION

Audit Committee Charter

Mission of Committee

          The mission of the Audit Committee (the “Committee”) of Tredegar Corporation (“Tredegar”) is to assist the Board of Directors in discharging its oversight responsibilities relating to the accounting, reporting, and financial practices of Tredegar and its subsidiaries by monitoring (i) the quality and integrity of the financial statements, the financial reporting processes and the systems of internal accounting and financial controls of Tredegar and its subsidiaries, (ii) Tredegar’s (and its subsidiaries’) compliance with legal and regulatory requirements and (iii) the independence, qualifications and performance of Tredegar’s independent auditor. The Committee also assists the Board of Directors in overseeing the performance of Tredegar’s internal auditing function.

General Responsibilities

          Management is responsible for the preparation of Tredegar’s financial statements, and the independent auditor is responsible for auditing those financial statements. While the Committee has the responsibilities and powers set forth in this Charter, the Committee is not to be deemed to provide expert or special assurance as to Tredegar’s financial statements or internal controls or any professional certification as to the activities of the independent auditor.

Committee Membership

          The Committee shall be composed of at least three members. All Committee members shall be independent of management and free of any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment. Each Committee member shall also meet the independence, experience and financial literacy requirements for serving on an audit committee, and at least one member shall possess the requisite accounting or related financial management expertise, all as set forth in the applicable rules of the New York Stock Exchange (“NYSE”) and the United States Securities and Exchange Commission (“SEC”), as then in effect.

          No member of the Committee may serve on the audit committees of more than three public companies, unless approved by a majority of independent directors of the Board of Directors after approval by the Nominating and Governance Committee. If a Committee member simultaneously serves on the audit committee of more than three public companies, the Board of Directors must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Committee and disclose such determination in Tredegar’s annual proxy statement.

          The members of the Committee shall be appointed by the Board of Directors, at the Board of Director’s annual meeting, on the recommendation of the Nominating & Governance Committee, and may be removed by the Board of Directors. Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by majority vote of the full Committee membership.

Committee Meetings & Reporting

          The Committee shall meet separately, as often as may be deemed necessary or appropriate in its judgment, but at least quarterly. The Committee shall keep minutes of all its meetings.

          As part of its oversight responsibilities, the Committee or the Chairman shall conduct private meetings separately, in person or by telephone, at least quarterly with (i) Tredegar’s independent auditor, (ii) Tredegar’s Vice President, Audit and (iii) Tredegar’s Vice President & General Counsel. The Committee may elect, in its discretion, to meet with the Vice President, Audit and the Vice President & General Counsel concurrently.

          The Committee shall report at least quarterly to the Board of Directors on its meetings and discussions.

Oversight Responsibilities

          In executing its oversight responsibilities, the Committee shall perform the following functions:

Oversight Activities Regarding Financial Reporting and Internal Controls

•	General: Periodically review (separately) with management, the independent auditor and the internal auditors (a) the process and results of the independent auditor’s audit of Tredegar’s financial statements, including any significant suggestions for improvements, (b) any audit problems or difficulties encountered by the independent auditor during the audit (including, without limitation, disagreements with management or restrictions on the scope or access to required information) and management’s response to those problems or difficulties, (c) any significant deficiencies in the design, adequacy or operation of Tredegar’s internal accounting controls, including any related recommendations made by the independent auditor and any special audit steps adopted in light of material control deficiencies, (d) Tredegar’s critical accounting and auditing policies and practices and the application thereof (including review and, where appropriate, approval of any significant changes to such policies and practices and the application thereof, with due consideration given to the effects of such changes), (e) all alternate accounting treatments of Tredegar’s financial information within generally accepted accounting principles that the independent auditor has discussed with management, including management’s response to the discussion and the independent auditor’s opinion as to the outcome of the discussion, (f) all other material written communications between the independent auditor and management, and (g) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

•	Accounting/Financial Reporting Proposals: Review and discuss with management and the independent auditor any accounting or financial reporting proposals that may have a significant impact on Tredegar’s financial reports.

•	Annual Financial Statements: Review the annual audited financial statements and discuss them with Tredegar’s financial management and the independent auditor, including the matters required to be discussed under Statement of Auditing Standards No. 61 and due consideration of the quality of Tredegar’s accounting principles as applied in its financial reporting. This review shall include a review of the disclosures to be made in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of Tredegar’s Annual Report on Form 10-K. Based on this review and discussion, the Committee will make its recommendation to Tredegar’s Board of Directors as to the inclusion of the audited financial statements in the Annual Report on Form 10-K.

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•	Quarterly Financial Statements: Review and discuss with Tredegar’s financial management and the independent auditor the quarterly financial statements, including the results of the independent auditor’s review of the quarterly financial statements and the disclosures that will be included in Tredegar’s Quarterly Report on Form 10-Q, including the disclosures to be made in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section thereof. Such review shall occur prior to the filing of the Quarterly Report on Form 10-Q with the SEC.

•	Earnings Releases/Guidance: Review and discuss with management its policies and practices regarding earnings press releases, as well as financial information and earnings guidance given to analysts and ratings agencies, giving attention to any use of “pro forma,” “adjusted” or “non-GAAP financial measures” or information.

•	Annual Report: Prepare and issue an annual report to be included in Tredegar’s annual proxy statement, as required by SEC rules.

•	Other:

•	Review and discuss with management and the independent auditor: (i) any material financial or non-financial arrangements of Tredegar that do not appear on Tredegar’s financial statements and (ii) any transactions or courses of dealing with parties related to Tredegar that are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties and that are relevant to an understanding of Tredegar’s financial statements.

•	Discuss with management Tredegar’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including Tredegar’s risk assessment and risk management policies.

•	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives, as well as any off-balance sheet structures on Tredegar’s financial statements.

Oversight Activities Regarding Independent Auditor

•	The Committee shall be directly and solely responsible for the appointment, compensation, evaluation, oversight and, if appropriate, termination and replacement of Tredegar’s independent auditor. In carrying out this responsibility, the Committee shall establish the scope of the independent auditor’s engagement and determine an appropriate fee, all in accordance with procedures adopted by the Committee concerning the retention of the independent auditor.

•	Pre-approve all audit and permissible non-audit services to be provided by the independent auditor or establish policies and procedures for the pre-approval of such audit and permissible non-audit services. Any policies and procedures adopted by the Committee must be detailed as to the particular service in question and must not delegate any Committee responsibilities to management. Moreover, the Committee must be informed of each service.

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•	Review with Tredegar’s Board of Directors and management the qualifications, experience, independence and performance of the independent auditor, including the senior members of the independent auditor team, and, together with the Board of Directors, evaluate such qualifications, experience, independence and performance. When appropriate (as suggested by the foregoing review and evaluation), replace the independent auditor.

•	Obtain annually from the independent auditor the written disclosures and a formal written statement describing (i) the independent auditor’s internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues and (ii) (to assess the auditor’s independence) all relationships between the independent auditor and Tredegar, consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), as may be modified or supplemented. The Committee will engage in an active dialogue with the independent auditor with respect to the independent auditor’s independence, including discussing any relationships that may impact the objectivity or independence of the auditor and recommend that Tredegar’s Board of Directors take appropriate action in response to the independent auditor’s report to satisfy itself as to the independence of the auditor.

•	Establish procedures applicable to the hiring of employees and former employees of the independent auditor.

•	Discuss with the independent auditor its ultimate accountability to the Board of Directors through the Committee.

•	Assure the regular rotation of the lead and concurring audit partners as required by law, and consider whether there should be regular rotation of the independent auditing firm itself, in order to assure continuing independence of the independent auditor.

Oversight Activities Regarding Internal Audit Function

•	Review and discuss with management and the independent auditor (separately, if necessary):

•	The activities, organizational structure, budget and qualifications of the internal audit function.

•	The scope of work for the internal audit function planned for the upcoming year.

•	The quality and adequacy of Tredegar’s systems of internal accounting controls.

•	Tredegar’s financial reporting processes, including computerized financial systems.

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•	The results of any examination of internal controls undertaken by the internal audit function where such examination (i) was initiated as a result of allegations of financial or accounting improprieties or (ii) resulted in a finding of either material inadequacies in Tredegar’s internal controls or improprieties on the part of management or those responsible for the internal control systems of Tredegar or its subsidiaries.

•	Review and discuss with the independent auditor the performance of the internal audit function.

•	Review materials related to audits of projects and acquisitions and, where appropriate, request a formal Committee review of such results at a regular Committee meeting and/or recommend full review of such results by the Board of Directors.

Oversight of Legal and Regulatory Compliance and of Adherence to Code of Conduct

•	Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

•	Review with counsel any legal or regulatory matters that could have a significant impact on Tredegar’s financial condition or results of operations, including by way of example significant litigation and compliance issues.

•	Review with management, the independent auditor and counsel the significant findings of any examinations by regulatory agencies, such as the SEC.

•	Review the policies and procedures in effect for the review of officers’ expenses and perquisites.

•	Review management’s monitoring of compliance with Tredegar’s corporate conduct policies, including the Code of Conduct and the Antitrust Compliance Manual.

•	Establish and oversee the maintenance of procedures for the receipt, retention and treatment of complaints concerning accounting, internal accounting controls or auditing matters, including procedures for the confidential and anonymous submission of complaints by employees of Tredegar and its subsidiaries concerning questionable accounting or auditing matters.

Annual Performance Review, Annual Charter Review & Other Authority

          The Committee shall conduct an annual self-evaluation of the Committee’s performance and report its findings to the Board of Directors.

          The Committee shall review and reassess this Charter at least annually and recommend any proposed changes to the Board of Directors for approval.

          The Committee has the authority to retain and seek the advice of outside legal, accounting or other advisors as the Committee deems necessary or appropriate in fulfilling its duties and responsibilities under this Charter. The Committee shall have sole discretion in determining the terms and conditions (including compensation) of all such engagements without seeking further approval.

5

          The Committee has the authority, if necessary, to institute special investigations into any matters within its scope of responsibilities, and, if appropriate, hire special counsel, other advisors or experts to assist in such investigations.

          The Committee shall perform other duties and functions assigned by Tredegar’s Board of Directors.

Conflicts

          To the extent that any provision or section of this Charter may be inconsistent with any article, provision or section of Tredegar’s Articles of Incorporation or Bylaws or any applicable law or regulation, the Articles of Incorporation, the Bylaws or the law or regulation, as appropriate, shall control.

6

Appendix C

TREDEGAR CORPORATION

Executive Compensation Committee Charter

Purpose

          The purpose of the Executive Compensation Committee’s (the “Compensation Committee”) is to discharge the Board’s responsibilities relating to compensation of Tredegar’s executives, to produce an annual report on executive compensation for inclusion in Tredegar’s annual proxy statement, and to oversee and advise the Board on the adoption of policies that govern Tredegar’s compensation programs, including stock and benefit plans.

Membership

          The Compensation Committee shall be comprised of three or more directors, each of whom shall (1) be appointed, and may be replaced, by the Board of Directors on the recommendation of the Nominating and Governance Committee and (2) satisfy the independence requirements of the New York Stock Exchange relating to executive compensation committees as then in effect.

Operations

          The Compensation Committee shall meet in person or telephonically at least twice a year. Additional meetings may occur as the Compensation Committee deems advisable. The Compensation Committee shall keep minutes of all its meetings. The Compensation Committee shall report to the Board of Directors on its meetings and discussions at Board meetings.

Responsibilities and Duties

To fulfill its purpose, the Compensation Committee shall:

1.	Review and approve annually corporate goals and objectives relevant to CEO compensation and evaluate the CEO’s performance in light of those goals and objectives.

2.	Based on the foregoing evaluation, the Committee shall, either as a committee or together with the other independent directors (as directed by the Board), determine the CEO’s compensation level (including base salary level, incentive compensation and equity-based compensation). In determining the long-term incentive component of the CEO’s compensation, the Committee shall consider Tredegar’s performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies and the awards given to the CEO in past years.

3.	Review and approve the compensation level of all other officers of Tredegar, including base salary level, incentive compensation and equity-based compensation.

4.	Review and approve (or, where appropriate, recommend to the Board) incentive-compensation plans and equity-based plans that include the CEO and other officers of Tredegar.

5.	Produce an annual report on executive compensation for inclusion in Tredegar’s annual proxy statement, in accordance with applicable rules and regulations.

6.	Have sole authority to retain and terminate any compensation consultant that may be used to assist in the evaluation of CEO or senior executive compensation; sole authority to approve the consultant’s fees and other retention terms.

7.	Perform such other duties and functions as may be requested by the Board.

The performance of any of these responsibilities may be delegated to a subcommittee of the Committee created and approved by the Committee. Any such subcommittee must be composed entirely of independent directors and must have a published committee charter.

Annual Performance Evaluation

          The Compensation Committee shall perform a review and evaluation, at least annually, of the performance of the Compensation Committee and its members, including a review of the compliance of the Compensation Committee with this Charter. In addition, the Compensation Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board any improvements to this Charter that the Compensation Committee considers necessary or valuable. The Compensation Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.

Conflicts

          To the extent that any provision or section of this Charter may be inconsistent with any article, provision or section of Tredegar’s Articles of Incorporation, the Bylaws or any applicable law or regulation, the Articles of Incorporation, the Bylaws or the law or regulation, as appropriate, shall control.

          Nothing in this Charter is to be construed as precluding discussion of CEO compensation with the Board generally.

2

Appendix D

TREDEGAR CORPORATION

Nominating and Governance Committee Charter

Purpose of Committee

The purpose of the Nominating and Governance Committee (the “Committee”) is to identify and recruit qualified individuals for membership on the Board of Directors and to recommend to the Board the director nominees for the next annual meeting of shareholders. The Committee is also responsible for reviewing and recommending to the Board Tredegar’s Corporate Governance Guidelines (the “Governance Guidelines”) and any modifications thereto, and for overseeing Tredegar’s corporate governance affairs.

Committee Membership

The Committee shall be composed of at least three members. All Committee members shall be independent of management and free of any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment. Independence shall be determined in accordance with the director independence standards established by the New York Stock Exchange and Securities and Exchange Commission as in effect from time-to-time.

The members of the Committee shall be appointed by the Board of Directors, at the Board’s annual meeting, on the recommendation of the Committee, and may be removed by the Board at any time. Unless a Chairman is elected by the full Board, the members of the Committee shall designate a Chairman by majority vote of the full Committee membership.

Committee Meetings & Reporting

The Committee shall meet as often as may be deemed necessary or appropriate in its judgment, but at least twice per year. The Committee shall keep minutes of all its meetings. The Committee shall report to the Board of Directors on its meetings and discussions at Board meetings.

Responsibilities

The Committee’s responsibilities shall include the following:

•	Develop criteria for selecting new nominees to the Board of Directors and include such criteria in the Governance Guidelines

•	Annual review of the size and composition of the Board of Directors, taking into account the Governance Guidelines

•	Identify new candidates for election to the Board of Directors, consistent with criteria approved by the Board, including reviewing candidate qualifications, conducting interviews and actively recruiting desired candidates; the Committee shall exercise sole authority, to the exclusion of any other Committee, to retain and terminate any search firm to be used in the process, including approval of the fees and other terms of any such retention

•	Consider director nominees recommended by shareholders in accordance with the selection criteria set forth in the Governance Guidelines

•	Recommend to the Board of Directors nominees for election as directors

•	Make recommendations to the Board of Directors regarding tenure and classifications of directors

•	Make recommendations to the Board of Directors regarding Director compensation

•	Review committee membership annually and recommend to the Board of Directors the directors and chairs to be appointed to each committee of the Board

•	Review periodically Tredegar’s Code of Conduct and its Conflict of Interest and Investment Conflict of Interest Policies; confirm that these policies adequately address business opportunities that may potentially give the appearance of impropriety, and that they are properly communicated and consistently enforced

•	Review annually the Governance Guidelines

•	Recommend to the Board of Directors governance issues that should be considered by the Board

•	Consider other corporate governance and related issues

•	Develop and recommend to the Board of Directors an annual performance evaluation process for the Board and management; the process for the Board should allow for recommendations on improving the effectiveness of the Board; oversee and coordinate these annual review processes

•	Perform such other functions as may be requested by the Board of Directors

The performance of any of these responsibilities may be delegated to a subcommittee of the Committee created and approved by the Committee.

Annual Performance Review, Annual Charter Review & Other Authority

The Committee shall conduct an annual self-evaluation of the Committee’s performance and report its findings to the Board of Directors.

The Committee shall review and reassess this Charter at least annually and recommend any proposed changes to the Board of Directors for approval.

Conflicts

To the extent that any provision or section of this Charter may be inconsistent with any article, provision or section of Tredegar’s Articles of Incorporation, the Bylaws or any applicable law or regulation, the Articles of Incorporation, the Bylaws or the law or regulation, as appropriate, shall control.

FOLD AND DETACH HERE
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TREDEGAR CORPORATION
PLEASE MARK VOTE USING DARK INK ONLY.

1. Election of Directors			2. The proposal to approve the Tredegar Corporation 2004 Equity Incentive Plan
|_| FOR Nominees Listed	|_| WITHHOLD AUTHORITY To Vote for Nominees Listed		|_| FOR	|_| AGAINST	|_| ABSTAIN
Nominees: Donald T. Cowles, Richard W. Goodrum, John D. Gottwald, Thomas G. Slater, Jr.			In their discretion, the proxies are authorized to vote on such other business and matters incident to the conduct of the meeting as may properly come before the meeting.
INSTRUCTIONS: To withhold authority to vote for any of such nominees write the nominee's name on the line provided below.
This Proxy, when properly executed, will be voted in the manner directed in this Proxy by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR all nominees listed in Proposal 1 and FOR Proposal 2.

		|_|	Until contrary notice to the Corporation, I consent to access all future proxy statements and annual reports issued by the Corporation over the Internet
E-Mail Address:

SIGNATURE OF SHAREHOLDER
Dated: , 2004
NOTE: Please sign name exactly as it appears on the stock certificate. Only one of several joint owners need sign. Fiduciaries should give full title.
Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

FOLD AND DETACH HERE
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TREDEGAR CORPORATION
Richmond, Virginia

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 29, 2004

PROXY VOTING INSTRUCTIONS

This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints D. Andrew Edwards, Norman A. Scher and W. Hildebrandt Surgner, Jr., or any of them, with full power of substitution in each, proxies (and if the undersigned is a proxy, substitute proxies) to vote all shares of stock of Tredegar Corporation that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on April 29, 2004, and at any and all adjournments and postponements of the meeting.

INSTRUCTIONS:
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TREDEGAR CORPORATION 2004 EQUITY INCENTIVE PLAN ARTICLE I DEFINITIONS

1.01.	Affiliate means any existing or future “subsidiary” or “parent” corporation (within the meaning of Section 424 of the Code) of the Company.

1.02.	Agreement means any written or electronic agreement, contract, notice or other instrument or document (including any amendment or supplement thereto) specifying the terms and conditions of an Award.

1.03.	Award means any Option, SAR, Stock Award, Stock Unit Award, or Incentive Award.

1.04.	Board means the Board of Directors of the Company.

1.05.	Change in Control means the occurrence of any of the following events:

(1) any Person or group (within the meaning of Sections 13(d)(3) and 14(d)(2) of the Exchange Act) (other than a Person who is not an Acquiring Person), at any time becomes the Beneficial Owner of 50% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Voting Securities”), other than (i) through an acquisition of Voting Securities directly from the Company, (ii) as a result of the Company’s repurchase of Voting Securities if, thereafter, such Beneficial Owner purchases no additional Voting Securities, or (iii) pursuant to a Business Combination (as defined below) that does not constitute a Change in Control pursuant to subparagraph (3) below.

(2) Continuing Directors cease to constitute a majority of the members of the Board other than pursuant to a Business Combination that does not constitute a Change in Control pursuant to subparagraph (3) below;

(3) Consummation of a reorganization, merger, share exchange or consolidation (a “Business Combination”), in each case, unless immediately following such Business Combination, (i) all or substantially all of the Persons who were the Beneficial Owners, respectively, of the Common Stock and Voting Securities outstanding immediately prior to such Business Combination Beneficially Own more than 80% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company through one or more Subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Common Stock and Voting Securities, as the case may be, (ii) no Person (other than a Person who is not an Acquiring Person) Beneficially Owns 50% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination are Continuing Directors; or

(4) the shareholders of the Company approve a complete liquidation or dissolution of the Company or the consummation of a sale or other disposition of all or substantially all of the assets of the Company, in each case, unless immediately following such liquidation, dissolution, sale or other disposition, (i) more than 80% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then Beneficially Owned by all or substantially all of the Persons who were the Beneficial Owners, respectively, of the Common Stock and Voting Securities outstanding immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of such Common Stock and Voting Securities, as the case may be, (ii) less than 20% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then Beneficially Owned by any Person (other than any Person who is not an Acquiring Person), and (iii) at least a majority of the members of the board of directors of such corporation are Continuing Directors immediately following such sale or disposition.

For purposes of the definition of Change of Control, the terms Acquiring Person, Beneficial Owner, Company, Continuing Director, and Person shall have the same definitions given them in the Rights Agreement between Tredegar Corporation and American Stock Transfer &Trust Company, dated as of June 30, 1999, as amended.

1.06.	Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.07.	Committee means the Executive Compensation Committee of the Board.

1.08.	Common Stock means the common stock of the Company.

1.09.	Company means Tredegar Corporation.

1.10.	Control Change Date means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions or events, the Control Change Date is the date of the last of such transactions or events.

1.11.	Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company unexercised, of that portion of the Option to which the SAR relates.

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1.12.	Exchange Act means the Securities Exchange Act of 1934, as amended from time to time.

1.13.	Fair Market Value means, with respect to a share of Common Stock, as of any date, (i) the closing price as reported on the New York Stock Exchange composite tape on such date, or, if the shares are not listed on the New York Stock Exchange, as reported on any other such exchange on which the shares are traded, or, in the absence of reported sales on such date, then on the next preceding day that the shares of Common Stock were traded on such exchange, all as reported by such source as the Committee may select or (ii) in the event there is no public market for the shares on such date, the fair market value as determined in good faithby the Committee in its sole discretion.

1.14.	Incentive Award means an award which, subject to such terms and conditions as may be prescribed by the Committee, entitles the Participant to receive a cash payment from the Company or an Affiliate.

1.15.	Initial Value means, with respect to an SAR, the Fair Market Value of one share of Common Stock on the date of grant.

1.16.	Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.17.	Participant means an employee of the Company or an Affiliate, including an employee who is a member of the Board, a director, or an individual who provides services to the Company or an Affiliate, who satisfies the requirements of Article IV and is selected by the Committee to receive an Award.

1.18.	Plan means the Tredegar Corporation 2004 Equity Incentive Plan.

1.19.	Prior Plans means Company’s (i) 1989 Incentive Stock Option Plan, (ii) 1992 Omnibus Stock Incentive Plan, (iii) 1996 Incentive Plan and (iv) Amended and Restated Incentive Plan.

1.20.	Reload Option means an Option described in Section 6.11.

1.21.	SAR means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the amount determined by the Committee and specified in an Agreement. In the absence of such a determination, the holder shall be entitled to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the Initial Value. References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.22.	Stock Award means shares of Common Stock awarded to a Participant under Article VIII.

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1.23.	Stock Unit Award means a right to receive the equivalent of shares of Common Stock awarded to a Participant under Article VIII, payable in cash or shares of Common Stock.

1.24.	Ten Percent Shareholder means any individual owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of an Affiliate. An individual shall be considered to own any voting stock owned (directly or indirectly) by or for his brothers, sisters, spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a shareholder, partner or beneficiary.

ARTICLE II

PURPOSES

The Plan is intended to assist the Company and its Affiliates in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its shareholders. The Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code (“incentive stock options”) and Options not so qualifying, and the grant of SARs, Stock Awards, Stock Unit Awards and Incentive Awards. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option.  The proceeds received by the Company from the sale of Shares of Common Stock pursuant to this Plan shall be used for general corporate purposes.

ARTICLE III

ADMINISTRATION

The Plan shall be administered by the Committee. The Committee shall have authority to grant Awards upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate.  Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or SAR or on the vesting or forfeitability of a Stock Award, Stock Unit Award or Incentive Award, including upon a termination of employment or a Change in Control. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable or the time at which a Stock Unit Award or an Incentive Award may be settled.  In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan.  The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee.  Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final and conclusive.  Neither the Committee nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Award. All expenses of administering this Plan shall be borne by the Company.

The Committee, in its discretion, may delegate to one or more officers of the Company or the Executive Committee of the Board, all or part of the Committee’s authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act.  The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan.

Notwithstanding the foregoing, the Plan shall be administered by the full Board with respect to Awards to non-employee Directors and any references to the Committee shall be deemed to be references to the Board.

ARTICLE IV

ELIGIBILITY

Any employee of the Company or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan) or a person who provides services to the Company or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan) is eligible to participate in this Plan if the Committee, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate.  Directors of the Company may be selected to participate in this Plan.

ARTICLE V

STOCK SUBJECT TO PLAN

5.01.	Shares Issued. Upon the award of shares of Common Stock pursuant to a Stock Award or Stock Unit Award the Company may issue shares of Common Stock from its authorized but unissued Shares of Common Stock. Upon the exercise of any Option or SAR the Company may deliver to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.

5.02.	Aggregate Limit. The total aggregate number of shares of Stock that may be issued or transferred under the Plan is 2,000,000 shares, subject to adjustment as described below; provided, however, that the total aggregate number of shares that may be issued or transferred under the Plan pursuant to Awards other than Options or SARs is 600,000.

5.03.	Reallocation of Shares. If, after the effective date of the Plan, (i) any Award granted hereunder or any award granted under the Prior Plans expires or is terminated unexercised, or is settled for cash or otherwise settled without the issuance of shares of Common Stock or for fewer shares of Common Stock than the maximum number subject to such Award (including where any such shares are withheld to satisfy a Participant’s tax withholding obligations or SARs are net settled), or (ii) any shares of Common Stock are tendered by a Participant to pay the exercise price of, or are delivered to satisfy tax obligations in respect of, any Award under this Plan or any award under any Prior Plan, then any shares of Common Stock covered by such lapsed, cancelled, expired or settled portion of such Award or Prior Plan award and any such tendered shares of Stock shall be available for grant under this Plan. Notwithstanding the foregoing reallocation, no more than 2,000,000 shares may be issued upon the exercise of Options.

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ARTICLE VI OPTIONS

6.01.	Award. In accordance with the provisions of Article IV, the Committee will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such awards; provided, however, that no individual may be granted Options in any calendar year covering more than 450,000 shares of Common Stock.

6.02.	Option Price. The price per share for Common Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted (unless such Option is granted in connection with a transaction described in Article X). Notwithstanding, the preceding sentence, the price per share for shares of Common Stock purchased on the exercise of any Option that is an incentive stock option granted to an individual who is a Ten Percent Shareholder on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the Option is granted. Except as provided in Article 10, Options shall not be re-priced without the approval of the Company’s shareholders in accordance with applicable law.

6.03.	Maximum Option Period. The maximum period in which an Option may be exercised shall be ten years from the date such Option was granted. In the case of an incentive stock option that is granted to a Participant who is a Ten Percent Shareholder on the date of grant, such Option shall not be exercisable after the expiration of five years from the date of grant. The terms of any Option may provide that it is exercisable for a period less than such maximum period.

6.04.	Nontransferability. Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. During the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

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6.05.	Transferable Options. Section 6.04 to the contrary notwithstanding, if the Agreement provides, an Option that is not an incentive stock option may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however, that Participant may not receive any consideration for the transfer. In addition to transfers described in the preceding sentence, the Committee may grant Options that are not incentive stock options that are transferable on other terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 under the Exchange Act, as in effect from time to time. The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant, and may not subsequently transfer the Option, except by will or the laws of descent and distribution. In the event of a transfer pursuant to this section, the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

6.06.	Employee Status. For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

6.07.	Exercise. Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, no option shall be treated as an incentive stock option to the extent that the aggregate Fair Market Value of the shares of Common Stock subject to the incentive stock options granted under the Plan and all Prior Plans which would first become exercisable in any calendar year exceeds $100,000. Any such excess shall instead automatically be treated as a nonqualified option. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

6.08.	Payment. Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Committee. If the Agreement provides, payment of all or part of the Option price may be made by surrendering to the Company shares of Common Stock that have been held by the Participant for at least six months. If shares of Common Stock are used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

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6.09.	Shareholder Rights. No Participant shall have any rights as a shareholder with respect to shares of Common Stock subject to his Option until the date of exercise of such Option.

6.10.	Disposition of Stock. A Participant shall notify the Company of any sale or other disposition of shares of Common Stock acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the shares of Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

6.11.	Reload Options. In the sole discretion of the Committee, the terms of an Option may entitle the Participant to the automatic grant of a “Reload Option” in the event the Participant exercises an Option and surrenders shares of Common Stock to pay all or part of the option price or a tax withholding obligation or the number of shares issuable upon exercise of an Option is reduced to satisfy a tax withholding obligation. A Reload Option (i) shall be subject to the satisfaction of such conditions or criteria as the Committee in its sole discretion shall establish from time to time and (ii) shall entitle the holder to purchase a number of shares of Common Stock equal to the number of such shares so delivered upon exercise of the original Option and, in the discretion of the Committee, the number of shares, if any, tendered to the Corporation to satisfy any withholding tax liability arising in connection with the exercise of the original Option. A Reload Option shall have (x) an exercise price of not less than 100% of the Fair Market Value of the Common Stock on the date of grant of such Reload Option, (y) a term not longer than the remaining term of the original Option at the time of exercise hereof, and (z) such other terms and conditions as the Committee in its sole discretion shall determine.

ARTICLE VII SARS

7.01.	Award. In accordance with the provisions of Article IV, the Committee will designate each individual to whom SARs are to be granted and will specify the number of shares of Common Stock covered by such awards; provided, however, that no individual may be granted SARs in any calendar year covering more than 450,000 shares. For purposes of the preceding sentence, an Option and Corresponding SAR shall be treated as a single award.

7.02.	Maximum SAR Period. The maximum period in which an SAR may be exercised shall be ten years from the date of grant. In the case of a Corresponding SAR that is related to an incentive stock option granted to a Participant who is a Ten Percent Shareholder, such Corresponding SAR shall not be exercisable after the expiration of five years from the date such related Option was granted. The terms of any SAR may provide that it is exercisable for a period less than such maximum period.

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7.03.	Nontransferability. Except as provided in Section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, the Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. During the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

7.04.	Transferable SARs. Section 7.03 to the contrary notwithstanding, the Committee may grant transferable SARs to the extent and on such terms as may be permitted by Securities Exchange Commission Rule 16b-3 under the Exchange Act, as in effect from time to time. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities. The holder of an SAR transferred pursuant this section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant, and may not subsequently transfer the SAR, except by will or the laws of descent and distribution.

7.05.	Exercise. Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that a Corresponding SAR that is related to an Option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. An SAR granted under this Plan may be exercised with respect to any number of whole shares of Common Stock less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

7.06.	Employee Status. If the terms of any SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

7.07.	Settlement. At the Committee’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, shares of Common Stock, or a combination of cash and shares of Common Stock. No fractional share will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

7.08.	Shareholder Rights. No Participant shall, as a result of receiving an SAR award, have any rights as a shareholder of the Company or any Affiliate until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of shares of Common Stock.

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ARTICLE VIII STOCK AND STOCK UNIT AWARDS

8.01.	Award. In accordance with the provisions of Article IV, the Committee will designate each individual to whom a Stock Award or a Stock Unit Award is to be made and will specify the number of shares of Common Stock covered by such Awards; provided, however, that no Participant may receive Stock Awards and/or Stock Unit Awards in any calendar year with respect to more than 75,000 shares of Common Stock.

8.02.	Vesting. The Committee, on the date of the award, may prescribe that a Participant’s rights in the Stock Award or Stock Unit Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement. The period of restriction shall be at least three years; provided, however, that the minimum period of restriction shall be at least one year in the case of a Stock Award that will become transferable and nonforfeitable on account of the satisfaction of performance objectives prescribed by the Committee.

8.03.	Performance Objectives. In accordance with Section 8.02, the Committee may prescribe that Stock Awards and Stock Unit Awards will become vested or transferable or both based on performance objectives stated with respect to the Company, an Affiliate or an operating unit. The Committee may, in its sole and absolute discretion, designate whether any performance-based Stock Award or Stock Unit Award is intended to be “performance-based compensation” as that term is used in Section 162(m). Performance objectives for any Award designated by the Committee as “performance-based compensation” shall be based on one or more financial measures stated with reference to economic profit added, return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, or Fair Market Value. Each goal may be expressed on an absolute basis or relative to the performance of one or more similarly situated companies or a published index. When establishing performance goals for a performance cycle, the Committee may exclude any or all special, unusual, or extraordinary items as determined under U.S. generally accepted accounting principles including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes. The Committee may also adjust the performance goals for any performance cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine, including, without limitation, any adjustments that would result in the Company paying non-deductible compensation to a Participant. If the Committee, on the date of award, prescribes that an Award shall become nonforfeitable and transferable only upon the attainment of performance objectives stated with respect to one or more of the foregoing criteria, the shares subject to such Award shall become nonforfeitable and transferable only to the extent that the Committee certifies that such objectives have been achieved.

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8.04.	Employee Status. In the event that the terms of any Stock Award or Stock Unit Award provides that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment or continued service, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

8.05.	Shareholder Rights.

(a) Stock Awards. The Company may implement the grant of a Stock Award by (i) book-entry issuance of shares to the Participant in an account maintained by the Company at its transfer agent or (ii) delivery of certificates for shares of Common Stock to the Participant bearing a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. While the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable, a Participant will have all rights of a shareholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that the Committee may provide at the time of grant that dividends shall be subject to the same restrictions as the shares; and provided further, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, (ii) if certificates are issued, the Company shall retain custody of the certificates evidencing shares of Common Stock granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.

(b) Stock Unit Awards. Each Stock Unit Award shall have a value equal to the Fair Market Value of an equal number of shares of Common Stock. Stock Unit Awards may be paid in cash or shares or a combination of cash and shares, as determined in the sole discretion of the Committee, upon the lapse of the applicable restrictions. The Committee may, in its sole and absolute discretion, credit Participants with dividend equivalents on Stock Unit Awards at the time of any payment of dividends to shareholders on shares. A Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of Stock Unit Awards.

ARTICLE IX INCENTIVE AWARDS

9.01.	Award. The Committee shall designate Participants to whom Incentive Awards are made. All Incentive Awards shall be finally determined exclusively by the Committee under the procedures established by the Committee; provided, however, that no Participant may receive an Incentive Award payment in any calendar year that exceeds the lesser of (i) 75% of the Participant’s base salary (prior to any salary reduction or deferral elections) as of the date of grant of the Incentive Award or (ii) $250,000.

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9.02.	Terms and Conditions. The Committee, at the time an Incentive Award is made, shall specify the terms and conditions that govern the award. Such terms and conditions shall prescribe that the Incentive Award shall be earned only to the extent that the Company, an Affiliate or an operating unit, during a performance period of at least one year, achieves objectives based on one or more financial measures stated with reference to economic profit added, return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets or Fair Market Value. Each goal may be expressed on an absolute basis or relative to the performance of one or more similarly situated companies or a published index. When establishing performance goals, the Committee may exclude any or all special, unusual, or extraordinary items as determined under U.S. generally accepted accounting principles including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes. The Committee may also adjust the performance goals for any Incentive Award as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine, including, without limitation, any adjustments that would result in the Company paying non-deductible compensation to a Participant. Such terms and conditions also may include other limitations on the payment of Incentive Awards including, by way of example and not of limitation, requirements that the Participant complete a specified period of employment with the Company or an Affiliate or that the Company, an Affiliate, or the Participant attain stated objectives or goals (in addition to those prescribed in accordance with the preceding sentence) as a prerequisite to payment under an Incentive Award.

9.03.	Nontransferability. Incentive Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

9.04.	Employee Status. If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment or continued service the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

ARTICLE X

ADJUSTMENT UPON CHANGE IN SHARES OF COMMON STOCK

The maximum number of shares as to which Options, SARs, Stock Awards and Stock Unit Awards may be granted under this Plan, the terms of outstanding Awards (including, where applicable, the Option price or Initial Value), and the per individual limitations on Awards, shall be adjusted as the Committee shall determine to be equitably required in the event that (a) the Company (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Section 424 of the Code applies or (b) there occurs any other event which, in the judgment of the Committee necessitates such action.  Any determination made under this Article X by the Committee shall be final and conclusive.

The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Options, SARs, Stock Awards and Stock Unit Awards may be granted, the per individual limitations on the number of shares for which Options, SARs, Stock Awards and Stock Unit Awards may be granted or the terms of outstanding Awards.

The Committee may grant Awards in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in the first paragraph of this Article X.  Notwithstanding any provision of the Plan (other than the limitation in Section 5.02), the terms of such substituted Awards shall be as the Committee, in its discretion, determines is appropriate.

ARTICLE XI

CHANGE IN CONTROL

Except as provided in an Agreement, upon a Change in Control, all unvested Awards shall vest as of the Control Change Date. Options and SARs and SARs may be exercised in accordance with the terms provided in the applicable Agreement. Upon a Change in Control, the provisions of this Article XI shall take precedence over any other provision of the Plan or in any Agreement that relates to the vesting of an Award.

ARTICLE XII

COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

No Option or SAR shall be exercisable, no shares of Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company’s shares may be listed.  The Company shall have the right to rely on an opinion of its counsel as to such compliance.  Any share certificate issued to evidence shares of Common Stock may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations.  No Option or SAR shall be exercisable, no Shares of Common Stock shall be issued, no certificate for shares of Common Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

ARTICLE XIII GENERAL PROVISIONS

13.01.	Effect on Employment and Service. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any individual any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual at any time with or without assigning a reason therefore.

13.02.	Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

13.03.	Withholding. The Company shall have the right to deduct from all amounts paid to a Participant in cash (whether under this Plan or otherwise) any amount of taxes required by law to be withheld in respect of Awards under this Plan as may be necessary in the opinion of the Company to satisfy tax withholding required under the laws of any country, state, province, city or other jurisdiction, including but not limited to income taxes, capital gains taxes, transfer taxes, and social security contributions that are required by law to be withheld. In the case of payments of Awards in the form of shares of Common Stock, at the Committee’s discretion, the Participant shall be required to either pay to the Company the amount of any taxes required to be withheld with respect to such shares of Common Stock or, in lieu thereof, the Company shall have the right to retain (or the Participant may be offered the opportunity to elect to tender) the number of shares of Common Stock whose Fair Market Value equals such the minimum amount required to be withheld.

13.04	Deferrals. The Committee may postpone the exercising of Awards, the issuance or delivery of shares of Common Stock under, or the payment of cash in respect of, any Award or any action permitted under the Plan to prevent the Company from being denied a Federal income tax deduction with respect to any Award other than an incentive stock option. In its sole discretion, the Committee may establish terms and conditions by which a Participant may electively defer receipt of the shares of Common Stock or cash otherwise payable in respect of any Award.

13.05.	Dividend Equivalents. At the discretion of the Committee, an Award may provide the Participant with dividends or dividend equivalents, payable in cash or shares of Common Stock on a current or deferred basis. All dividend or dividend equivalents which are not paid currently may, at the Committee’s discretion, accrue interest, be reinvested into additional shares of Common Stock, or in the case of dividends or dividend equivalents credited in connection with Stock Awards and Stock Unit Awards, be credited as additional Awards and paid if and when, and to the extent the underlying Awards are earned and paid. The total number of shares of Common Stock available for grant under the Plan shall not reflect any dividends or dividend equivalents that are reinvested and credited as additional Stock Awards or Stock Unit Awards.

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13.06.	Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

ARTICLE XIV

AMENDMENT

The Board may at any time in its sole discretion, for any reason whatsoever, terminate or suspend the Plan, and from time to time may amend or modify the Plan; provided that without the approval of the Company’s shareholders in accordance with applicable law, no amendment or modification to the Plan may (i) except as otherwise expressly provided in Article X, increase the number of shares of Common Stock subject to the Plan or the per individual Award limits, (ii)  modify the requirements for participation in the Plan or (iii) modify the Plan in any other way that would require shareholder approval under any regulatory requirement that the Committee determines to be applicable, including, without limitation, the rules of the New York Stock Exchange.

No amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Award outstanding at the time such amendment is made.

ARTICLE XV

DURATION OF PLAN

No Award may be granted under this Plan after February 19, 2014. Awards granted before that date shall remain valid in accordance with their terms.

ARTICLE XVI

EFFECTIVE DATE OF PLAN

Options, SARs, Stock Unit Awards and Incentive Awards may be granted under this Plan upon its adoption by the Board, provided that no Award shall be effective or exercisable unless this Plan is approved by the Company’s shareholders in accordance with applicable law within twelve months of such adoption.  Stock Awards may be granted under this Plan upon the later of its adoption by the Board or its approval by shareholders in accordance with the preceding sentence.